UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

Blackstone

Blackstone / GSO
Senior Floating Rate Term Fund
(NYSE: BSL)

Blackstone / GSO
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone / GSO
Strategic Credit Fund
(NYSE: BGB)

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on each Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who invest directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	3
Portfolio of Investments	9
Statements of Assets and Liabilities	44
Statements of Operations	45
Statements of Changes in Net Assets	46
Statements of Cash Flows	47
Financial Highlights	48
Notes to Financial Statements	53
Summary of Dividend Reinvestment Plan	68
Additional Information	69
Privacy Procedures	71
Approval of Investment Advisory Agreement	82
Trustees & Officers	86

Blackstone / GSO Funds	Manager Commentary

June 30, 2020 (Unaudited)

To Our Shareholders:

The first half of 2020 made economic and financial market history as the negative consequences of the novel coronavirus and related respiratory disease (“COVID-19”) gripped the world. The run of unprecedented daily declines in global credit markets in March ended when the US central bank and government intervened late in the month with a significant package of monetary and fiscal support. Though decisive policy responses in the US prevented a deeper rout during the quarter, the downdraft still resulted in the credit markets’ worst-performing month and quarter since 2008. The credit markets quickly rebounded during the second quarter of 2020, and we believe the worst of the virus impact likely is behind us. After a bruising first quarter loss, the second quarter marked the best quarterly performance for the S&P 500® since 1998, bringing the year-to-date return as of June 30 to -3.08%. The market recovery remains stimulus-led, driven by the speed and magnitude of global policy responses rather than consumer and industrial fundamentals. Although some stimulus and central bank support may extend beyond the pandemic, we believe that emergency government support will wane and thus expect a “square root-shaped” recovery rather than a "V-shaped" recovery.

The US credit markets reached performance lows on March 23, 2020, when loans and high yield bonds bottomed at -20.07% and -19.78%, respectively, year-to-date. Subsequently, limited new issue loan supply and strong demand for high yield bonds, against the backdrop of the swift US policy responses mentioned above, drove recoveries in performance in the months following March. Loan and high yield bond returns ended the first half of 2020 with year-to-date returns of -4.61% and -3.80%, respectively.

Despite the stall in new issue supply in March 2020 as the market experienced historic volatility, gross loan and high yield bond issuance remains elevated compared to the prior year. Gross loan issuance for the six-month period ending June 30, 2020 totaled $245 billion, a 55% increase year over year, although on a net basis issuance has decreased 25% year-over-year. Gross high yield issuance for the six-month period ending June 30 totaled $218 billion, a 55% increase compared to the first six months of 2019. In fact, the second quarter of 2020 represents the largest quarterly high yield bond issuance on record. Senior secured bonds represent an elevated portion of high yield issuance this year (as opposed to unsecured bonds), particularly within COVID-19 affected sectors.

Total Returns through June 30, 2020
US Loans (S&P/LSTA Leveraged Loan Index)	-4.61%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	-3.80%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	0.61%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	12.70%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	6.14%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	5.02%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	-0.43%
US Large Cap Equities (S&P 500® Index)	-3.08%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

High yield bonds have enjoyed strong demand from retail investors, driven by the US Federal Reserve’s continued expansion of accommodative measures. High yield mutual funds and exchanged-traded funds (“ETFs”) have reported inflows of $29 billion year-to-date as of June 30, 2020, with the second quarter representing the largest quarterly inflow on record of $44 billion. In comparison, persistently low interest rates continue to damper retail investor demand for loans, and loan mutual funds and ETFs reported outflows of $22 billion year-to-date as of June 30. Collateralized loan obligations (“CLOs”) are a much more significant loan investor than retail funds, accounting for approximately 56% of the loan holder base. US CLO gross issuance totaled $35 billion during the first six months of 2020, down 46% compared to issuance in the first half of 2019, but this source of demand for loans has regained some momentum in May and June following a particularly slow March and April.

Turning to fundamentals, year-over-year average last-twelve-month (“LTM”) revenue growth has slowed for the public issuers in the S&P/LSTA Leveraged Loan Index as of March 31, 2020 but remains positive. For these issuers, current average leverage has increased quarter over quarter to 6.3x and now sits higher than the ten-year average; however, current average interest coverage remains higher than the ten-year average at 3.9x.

The par-weighted last twelve-month (“LTM”) default rate increased to 3.96% for loans (up 232 basis points (“bp”) year-to-date) and 6.19% for high yield (up 356bp year-to-date), representing 5-year and 10-year highs, respectively. With $106 billion in year-to-date defaults, 2020 has already experienced the second-highest annual total on record, trailing only the $205 billion total for full year 2009. We expect the pace of defaults to continue to increase, but at a more measured pace than initial estimates. JP Morgan forecasts 2020 loan and high yield bond default rates of 5% and 8%, respectively, with a decline to 3.5% and 5%, respectively, in 2021, predicated on economic recovery during the second half of 2020.

The new issue pipeline for loans continues to look light, which may further support loan secondary prices. We expect future high yield retail flows to be volatile but remain positive, as investors search for yield amid low interest rates. As companies report second quarter earnings in July and August, we are closely monitoring the depth of damage done and outlook, which we expect to drive potential idiosyncratic volatility.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2020 (Unaudited)

Blackstone / GSO Senior Floating Rate Term Fund

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of June 30, 2020, BSL outperformed its key benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the periods of five years and since inception and underperformed its benchmark for the six month, one-year, and three-year periods. On a share price basis, the Fund underperformed its benchmark for the six-month, one-year, three-year, five-year and since inception periods. The shares of the Fund traded at an average discount to NAV of 8.2% for the six months ended June 30, 2020, compared to its peer group average discount of 12.1% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2020 was primarily attributable the Fund’s use of leverage. The Fund’s allocation to bonds, CLO debt, and equity also contribute to the Fund’s underperformance, partially offset by credit selection within loans. By issuer, the largest positive contributors to performance were Nielsen Finance, Alvogen, and Utex Industries, and the most significant detractors were Cyxtera, Ivanti Software, and Web.com.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, business, equipment and services, and healthcare; the largest sector underweights included telecom, cable and satellite television, and lodging and casinos.2 The Fund reduced its allocation to second-lien loans during the period in favor of first-lien loans and bonds.

As of June 30, 2020, the Fund held 83.5% of its Managed Assets in Senior Loans, 8.1% in second lien loans, and 5.7% in high yield bonds. BSL’s investments represented the obligations of 262 companies, with an average position size representing 0.35% of Managed Assets of the Fund. Electronics/electric, business equipment and services, and healthcare represented the Fund’s top sector weightings.2

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.

Semi-Annual Report | June 30, 2020	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2020 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	5.34%
Current Dividend Yield^	8.68%
Effective Duration^^	0.40 yr
Average Position*	0.35%
Leverage*	32.92%

^	Using current dividend rate of $0.093/share and market price/share as of 6/30/2020.
^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.
*	As a percentage of Managed Assets.
Top 10 Issuers*
TKC Holdings, Inc.	1.1%
American Bath Group	1.1%
National Intergovernmental Purchasing Alliance Co	1.0%
EG Group, Ltd.	1.0%
Project Alpha Intermediate Holding	1.0%
KUEHG Corp	1.0%
Netsmart Technologies, Inc.	1.0%
Weld North Technologies	1.0%
Hillman Group	1.0%
Sedwick Claims Management Services	1.0%
Top 10 Issuer	10.2%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	19.4%
Business Equipment & Services	17.9%
Healthcare	14.4%
Building & Development	7.1%
Industrial Equipment	2.9%
Top 5 Industries	61.7%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

BSL Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	-8.43%**	-5.78%	1.39%	2.97%	4.50%
Market Price*	-17.26%	-17.01%	-2.96%	1.82%	2.81%
S&P LLI	-4.61%	-1.99%	2.07%	2.89%	4.10%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2020 may differ from the net asset value for financial reporting purposes.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2020 (Unaudited)

Blackstone / GSO Long-Short Credit Income Fund

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of June 30, 2020, BGX outperformed a composite weighting of the S&P LLI and the Barclays U.S. High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of five-year and since inception periods and underperformed its benchmark for the six-month, one-year, and three-year periods. On a share price basis, the Fund outperformed its benchmark for the period of five years and underperformed its benchmark for the six-month, one-year, three-year and since inception periods. The shares of the Fund traded at an average discount to NAV of 8.2% for the six months ended June 30, 2020, compared to its peer group average discount of 10.0% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2020 was primarily attributable to leverage and an allocation to CLO debt and equity, partially offset by positive credit selection within bonds. By issuer, the largest positive contributors to performance were Alvogen, Utex Industries, and Kraft Heinz and the most significant detractors were CEC Entertainment, Kindercare, and Envision Healthcare.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were business, equipment and services, electronics/electric, and healthcare; the largest sector underweights included cable and satellite television, lodging and casinos, and leisure goods/activities/movies.2 The Fund reduced its allocation to term loans during the period in favor of high yield bonds.

As of June 30, 2020, the Fund held 80.6% of its Managed Assets in Secured Loans and 16.6% in high yield bonds. BGX’s investments represented the obligations of 284 companies, with an average position size representing 0.32% of Managed Assets of the Fund. Electronics/electric, business equipment and services, and healthcare represented the Fund’s top sector weightings.2

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.

Semi-Annual Report | June 30, 2020	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2020 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	5.69%
Current Dividend Yield^	9.96%
Effective Duration^^	0.83 yr
Average Position*	0.32%
Leverage*	39.18%

^	Using current dividend rate of $0.100/share and market price/share as of 6/30/2020.
^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.
*	As a percentage of Managed Assets.
Top 10 Issuers*
Ivanti Software, Inc.	1.3%
Quest Software US Holdings, Inc.	1.1%
KUEHG Corp	1.0%
Gigamon, Inc.	1.0%
AssuredPartners, Inc.	1.0%
Carestream Health, Inc.	1.0%
Netsmart Technologies, Inc.	1.0%
American Bath Group LLC	1.0%
National Intergovernment Purchasing Alliance Co.	0.9%
Sedgwick Claims Management Services, Inc.	0.9%
Top 10 Issuer	10.2%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	19.3%
Business Equipment & Services	16.0%
Healthcare	13.9%
Building & Development	7.8%
Telecommunications	3.9%
Top 5 Industries	60.9%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

BGX Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	-9.45%**	-5.61%	1.87%	3.71%	4.70%
Market Price*	-19.32%	-14.88%	-0.16%	4.32%	2.85%
70% S&P LLI / 30% Barclays HYI	-4.36%	-1.86%	2.29%	3.36%	4.19%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2020 may differ from the net asset value for financial reporting purposes.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2020 (Unaudited)

Blackstone / GSO Strategic Credit Fund

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of June 30, 2020, BGB underperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the six-month, one-year, three-year, five-year, and since inception periods. On a share price basis, the Fund underperformed its benchmark for the six-month, one-year, three-year, five-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 10.1% for the six months ended June 30, 2020, compared to its peer group average discount of 9.8% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2020 was primarily attributable to credit selection within bonds and equity, partially offset by positive credit selection in loans. By issuer, the largest positive contributors to performance were Alvogen, SMS Systems, Maintenance and Riverbed Technology and the most significant detractors were Mood Media, PrimeSource Building Products, and Ridgeback Resources.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, business equipment and services, and healthcare; the largest sector underweights included cable & satellite telecom, leisure good/activities/movies, and lodging and casinos.2 The Fund reduced its allocation to term loans during the period in favor of high yield bonds.

As of June 30, 2020, the Fund held 80.9% of its Managed Assets in Senior Secured Loans and 17.1% in high yield bonds. BGB’s investments represented the obligations of 279 companies, with an average position size representing 0.33% of Managed Assets of the Fund. Electronics/electric, business equipment and services, and healthcare represented the Fund’s top sector weightings.2

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.

Semi-Annual Report | June 30, 2020	7

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2020 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	5.69%
Current Dividend Yield^	9.88%
Effective Duration^^	0.83 yr
Average Position*	0.33%
Leverage*	37.61%

^	Using current dividend rate of $0.094/share and market price/share as of 6/30/2020.
^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.
*	As a percentage of Managed Assets.
Top 10 Issuers*
Gigamon, Inc.	1.3%
Quest Software US Holdings, Inc.	1.2%
American Bath Group LLC	1.1%
Hillman Group, Inc.	1.0%
Carestream Health, Inc.	1.0%
KUEHG Corp	1.0%
National Intergovernment Purchasing Alliance Co.	0.9%
Sedgwick Claims Management Services, Inc.	0.9%
Netsmart Technologies, Inc.	0.9%
AssuredPartners, Inc.	0.9%
Top 10 Issuer	10.2%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	20.4%
Business Equipment & Services	16.9%
Healthcare	13.0%
Building & Development	7.6%
Telecommunications	3.4%
Top 5 Industries	61.3%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

BGB Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	-10.82%**	-7.84%	0.39%	2.50%	3.60%
Market Price*	-16.99%	-14.09%	-1.70%	2.89%	1.26%
75% S&P LLI / 25% Barclays HYI	-4.40%	-1.88%	2.25%	3.28%	3.76%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2020 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.48%
Aerospace & Defense - 2.15%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$428,418	$368,975
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	1,738,000	1,338,260
Propulsion Acquisition LLC, First Lien Initial Term Loan, 3M US L + 6.00%, 07/13/2021(b)	2,132,624	1,759,415
Standard Aero, Ltd., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	230,332	198,374
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 1M US L + 2.25%, 12/09/2025	997,494	902,996
		4,568,020

Air Transport - 0.88%
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 03/14/2025	1,950,000	1,870,781

Automotive - 1.12%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	1,741,952	775,177
Clarios Global LP, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 04/30/2026	1,047,362	1,001,540
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	660,096	610,589
		2,387,306

Brokers, Dealers & Investment Houses - 1.21%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	1,330,152	1,240,034
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M US L + 3.75%, 04/09/2027	616,304	600,641
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	758,154	731,619
		2,572,294

Building & Development - 9.10%
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 3M US L + 4.00%, 09/30/2023	3,167,469	3,100,161
American Bath Group LLC, Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	250,000	228,750
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	167,327	166,230
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	1,705,430	1,662,794
Hillman Group, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025	3,236,702	3,055,657
LBM Borrower LLC, First Lien Tranche C Term Loan, 3M US L + 3.75%, 08/19/2022	2,600,720	2,563,348
MI Windows and Doors LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 11/06/2026(b)	1,837,332	1,773,025
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	1,358,366	1,298,516
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 11/15/2023	2,514,724	2,427,500
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 06/13/2023	350,621	309,949
SRS Distribution, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 05/23/2025	2,856,922	2,711,219
		19,297,149

Business Equipment & Services - 25.58%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	1,039,317	992,766
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	119,565	104,221
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/23/2021	1,022,242	939,425
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 3M US L + 6.50%, 07/25/2022	1,744,034	1,455,798
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 07/29/2026(b)	2,094,750	2,031,907
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	1,078,789	1,050,169
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,980,000	1,925,550
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 3M US L + 4.00%, 12/05/2022	742,981	726,576
BMC Acquisition, Inc., First Lien Initial Term Loan, 1M US L + 5.25%, 12/28/2024	853,125	798,738
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/18/2025	692,778	663,913

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Cambium Learning Group, Inc., Second Lien Initial Term Loan, 3M US L + 8.50%, 12/18/2026(b)	$364,000	$325,780
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	396,000	364,817
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	1,290,096	1,232,248
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 02/02/2026(b)	465,517	418,966
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 4.00%, 02/06/2026	1,757,668	1,717,021
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	2,054,593	2,019,336
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/04/2027	630,000	619,132
Garda World Security Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/30/2026	1,303,786	1,283,577
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,472,665	1,348,711
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	1,540,000	1,332,100
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/25/2025	420,000	421,838
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 05/01/2025	1,002,931	667,576
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	1,616,804	1,385,254
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 08/22/2025(b)	2,250,000	1,800,000
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.88%, 12/09/2022	1,857,275	1,782,984
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,857,429	1,820,280
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,349,956	1,254,332
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	2,055,903	1,927,625
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	690,909	618,364
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	2,012,056	1,951,694
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,540,000	1,285,900
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	1,667,240	1,621,391
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	440,000	402,600
Project Boost Purchaser LLC, First Lien B Term Loan, 1M US L + 3.50%, 06/01/2026	708,185	677,425
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	1,300,200	1,235,190
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	1,084,696	1,045,489
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 09/03/2026	630,000	613,198
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,438,009	1,362,003
STG-Fairway Holdings LLC, First Lien Facility Term Loan, 3M US L + 3.50%, 01/31/2027	730,435	685,845
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 3M US L + 3.50%, 03/05/2027	340,531	327,944
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	2,545,869	2,463,129
ThoughtWorks, Inc., First Lien Replacement (2020) Term Loan, 3M US L + 3.75%, 10/11/2024	1,918,069	1,838,948
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,905,637	1,798,445
Wash Multifamily Parent, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 05/16/2022	107,908	103,952
Wash Multifamily Parent, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 05/16/2022	786,971	758,117
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	3,128,000	3,065,440
		54,265,714

Cable & Satellite Television - 1.09%
Numericable US LLC, 1M US L + 2.75%, 07/31/2025	2,000,000	1,902,370
Radiate Holdco LLC, Senior Secured First Lien Term Loan, First Lien Term Loan, 1M US L + 3.00%, 02/01/2024	418,920	401,195
		2,303,565

See Notes to Financial Statements.

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Chemical & Plastics - 3.63%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 08/27/2026	$1,488,750	$1,465,183
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 08/01/2025(b)	2,587,200	2,483,712
Emerald Performance Materials LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 07/30/2021	1,404,257	1,358,619
PQ Corp., First Lien Incremental B Term Loan, 3M US L + 3.00%, 02/07/2027(b)	728,648	705,422
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 01/31/2025	404,653	358,203
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 10/28/2024	945,367	816,263
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 10/27/2025	725,111	511,432
		7,698,834

Conglomerates - 0.47%
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 03/27/2024	597,644	434,287
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025(b)	311,120	290,119
VT Topco, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2025	293,058	271,079
		995,485

Containers & Glass Products - 2.46%
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,281,393	1,210,647
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,075,250	1,029,552
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	517,792
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 2M US L + 3.50%, 11/20/2023	578,768	554,894
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024	488,038	432,726
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/31/2025(b)	800,000	160,000
Tricorbraun Holdings, Inc., First Lien Closing Date Term Loan, 3M US L + 3.75%, 11/30/2023	1,000,000	965,250
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 10/17/2024	376,316	360,166
		5,231,027

Diversified Insurance - 2.58%
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan, 1M US L + 3.00%, 05/09/2025	1,050,000	999,831
AmWINS Group, Inc., First Lien Term Loan, 1M US L + 2.75%, 01/25/2024	215,732	210,104
Broadstreet Partners, Inc., First Lien Initial (2020) Term Loan, 1M US L + 3.25%, 01/27/2027	283,969	271,458
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	411,328	384,933
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	385,714	361,607
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,801,238	1,684,158
USI, Inc., First Lien 2019 New Term Loan, 3M US L + 4.00%, 12/02/2026	1,595,990	1,554,598
		5,466,689

Drugs - 2.37%
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 08/30/2024	620,197	602,056
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,470,122	1,346,544
Cambrex Corp., First Lien Initial Dollar Term Loan, 1M US L + 5.00%, 12/04/2026(b)	1,253,700	1,234,895
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	1,870,875	1,837,349
		5,020,844

Ecological Services & Equipment - 1.11%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.75%, 07/10/2026	342,928	330,497
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	1,788,594	1,660,405

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Ecological Services & Equipment (continued)
Tunnel Hill Partners LP, First Lien Initial Term Loan, 3M US L + 3.50%, 02/06/2026	$403,739	$368,412
		2,359,314

Electronics/Electric - 28.71%
Applovin Corp., First Lien Amendment No. 3 New Term Loan, 1M US L + 4.00%, 08/15/2025(b)	766,372	752,960
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	2,153,285	2,045,502
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,388,226	1,345,420
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025(b)	1,249,500	1,199,520
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,172,500	1,848,178
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/28/2025(b)	313,725	272,941
Curvature, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 10/30/2023	1,747,485	1,377,552
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,508,220	1,463,599
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/02/2026	1,215,414	1,191,105
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	819,234	806,266
Electronics for Imaging, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 07/23/2026	1,044,750	820,129
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 3.75%, 04/17/2026	138,925	135,209
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	69,466	68,134
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 02/18/2027(b)	777,778	768,056
Flexera Software LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 02/26/2025	552,728	540,422
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 12/27/2024	2,917,327	2,796,988
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 11/19/2026	1,532,982	1,490,825
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	696,541	690,735
Idera, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/28/2024	1,724,926	1,670,306
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	1,188,000	1,136,322
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	2,052,796	1,968,118
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	1,000,000	895,000
LI Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 12/20/2026(b)	835,800	808,636
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 06/05/2025	1,035,211	1,014,507
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	1,629,008	1,526,519
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,337,318	2,283,104
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 10/05/2026(b)	626,850	617,447
MH Sub I LLC, First Lien 2020 June New Term Loan, 3M US L + 3.75%, 09/13/2024	1,187,050	1,148,471
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 3M US L + 3.50%, 09/13/2024	1,109,700	1,073,507
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,487,905	1,228,459
Navex Topco, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/04/2025	658,633	638,565
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/31/2023	63,549	38,288
Park Place Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 03/29/2025	2,238,587	2,146,245
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	829,971	802,997
Plantronics, Inc., First Lien Initial B Term Loan, 1M US L + 2.50%, 07/02/2025	487,122	446,072
Presidio Holdings, Inc., First Lien Initial (2020) Term Loan, 3M US L + 3.50%, 01/22/2027	376,119	364,131
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	3,307,185	3,196,940
Project Angel Parent LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/30/2025	1,290,448	1,258,187
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.50%, 07/07/2023	319,303	312,119
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 07/07/2023	375,613	367,006
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 08/21/2024	739,648	641,068
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,130,556	1,089,856
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	1,244,017	1,118,060
Riverbed Technology, Inc., First Lien First Amendment Term Loan, 3M US L + 3.25%, 04/24/2022	980,828	842,674
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,042,785	1,967,028

See Notes to Financial Statements.

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
RP Crown Parent LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 10/12/2023	$628,372	$612,663
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 08/14/2026	1,157,917	1,120,284
SonicWall US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/16/2025	1,309,951	1,251,167
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,760,000	1,582,539
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	247,017	209,965
Veritas US, Inc., First Lien New Dollar B Term Loan, 3M US L + 4.50%, 01/27/2023	1,778,445	1,652,842
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	610,423	564,641
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 08/16/2024	1,466,325	1,431,500
Web.com Group, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,999,087	1,901,631
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	449,197	385,861
		60,926,266

Financial Intermediaries - 2.38%
ION Trading Technologies SARL, First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 11/21/2024	1,622,271	1,568,387
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 05/25/2025(b)	1,683,142	1,666,310
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/25/2026(b)	433,744	407,719
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 3M US L + 3.50%, 01/03/2025	1,470,000	1,412,435
		5,054,851

Food Products - 3.09%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	2,053,255	1,938,396
Snacking Investments Bidco Pty Limited, First Lien Initial US Term Loan, 1M US L + 4.00%, 12/18/2026	1,195,965	1,176,279
TKC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 02/01/2023	2,669,446	2,510,333
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 02/01/2024	1,105,408	939,873
		6,564,881

Food Service - 2.94%
CEC Entertainment, Inc., First Lien B Term Loan, 3M US L + 8.50%, 08/30/2026(e)	1,722,295	994,625
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 04/07/2025	2,524,247	1,830,079
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 02/05/2025	648,342	600,990
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 03/21/2025	1,948,032	1,740,245
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/05/2027	729,404	691,413
Whatabrands LLC, First Lien 2020 Refinancing Term Loan, 1M US L + 2.75%, 07/31/2026	392,785	378,486
		6,235,838

Food/Drug Retailers - 1.52%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	3,211,709	3,024,370
EG Group, Ltd., First Lien Facility B Term Loan, 6M US L + 4.00%, 02/07/2025	203,646	191,767
		3,216,137

Health Insurance - 1.20%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	978,362	935,964
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	1,685,703	1,607,503
		2,543,467

Healthcare - 20.37%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 04/04/2022	1,847,105	1,708,572
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 5.00%, 06/21/2024	967,039	913,852
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,344,067	2,062,779

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.00%, 10/20/2023	$1,816,952	$1,712,477
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 10/21/2024	1,052,629	952,629
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 05/08/2023	172,852	164,101
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 08/08/2023(c)	2,447,429	1,970,180
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 06/07/2023	1,097,173	1,060,736
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,012,892	876,151
CPI Holdco LLC, First Lien B Term Loan, 1M US L + 4.25%, 11/04/2026(b)	670,417	648,629
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 3M US L + 4.25%, 12/01/2021	1,124,287	1,045,823
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,790,872	1,190,930
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	731,073	660,404
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 05/14/2027	2,026,316	1,914,868
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	358,436	347,683
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	1,352,528	1,215,585
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	2,235,091	2,102,025
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 08/02/2025(b)	993,593	986,141
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,062,554	1,022,709
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 3M US L + 3.75%, 04/19/2023	3,276,610	3,158,652
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023	236,135	201,502
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	3,488,093	2,900,349
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 3M US L + 4.00%, 07/29/2022	1,196,257	1,115,509
Parexel International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	924,941	879,563
Pathway Vet Alliance LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 4.00%, 03/31/2027	76,530	74,521

Pathway Vet Alliance LLC, First Lien Initial Term Loan, 12M US L + 4.00%, 03/31/2027	941,651	916,933
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	650,075	627,053
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	743,903	710,427
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	3,121,416	3,015,290
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 3M US L + 3.50%, 02/09/2024	793,459	749,819
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 6M US L + 4.25%, 10/01/2026	202,501	194,612
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/03/2024	1,047,308	926,867
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 1M US L + 3.25%, 05/01/2024	609,688	579,965
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 06/23/2024	687,413	612,537
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,099,398	1,066,278
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	408,144	365,085
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025	185,167	155,077
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/07/2024	1,384,260	1,197,385
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 03/13/2026(b)	1,500,000	1,222,500
		43,226,198

Home Furnishings - 1.61%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 3M US L + 3.25%, 12/13/2023(b)	936,000	898,560
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.25%, 12/13/2023	1,286,623	1,239,983
Prime Security Services Borrower LLC, First Lien 2019 Refinancing B-1 Term Loan, 3M US L + 3.25%, 09/23/2026	1,063,303	1,025,094
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 3M US L + 8.00%, 11/08/2024	1,645,600	257,536
		3,421,173

Industrial Equipment - 4.03%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 08/01/2024	2,085,237	1,880,040

See Notes to Financial Statements.

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Industrial Equipment (continued)
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 07/19/2024	$1,464,450	$1,399,765
Husky Injection Molding Systems, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,548,057	1,422,286
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)(d)	50,748	43,135
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026(b)	938,864	798,035
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	876,785	749,804
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	331,872
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	389,652	347,521
Vertical Midco GmbH, First Lien Term Loan, 3M US L +4.25%, 06/30/2027(b)	1,612,800	1,580,544
		8,553,002

Insurance - 0.38%
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 10/24/2025	472,800	442,068
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	423,077	359,615
		801,683

Leisure Goods/Activities/Movies - 2.69%
Alterra Mountain Co., First Lien Additional Term Loan, 1M US L + 4.50%, 08/01/2026	1,438,582	1,417,003
Recess Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2024	1,943,831	1,616,616
Thunder Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.00%, 11/26/2026(b)	1,047,375	916,453
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	2,620,200	1,747,792
		5,697,864

Lodging & Casinos - 0.55%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	1,720,400	1,162,500

Nonferrous Metals/Minerals - 0.16%
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 03/21/2025	341,667	335,261

Oil & Gas - 1.54%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	378,795	250,005
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,333,469	1,193,455
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	793,492	665,541
PGS ASA, First Lien 2020 Term Loan, 3M US L + 7.00%, 03/19/2024	1,081,827	627,460
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 6.50%, 03/29/2024(b)(c)	871,708	435,854
Tribune Resources LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023	98,765	87,531
		3,259,846

Property & Casualty Insurance - 0.50%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	862,285	827,254
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 02/12/2027	238,636	235,355
		1,062,609

Publishing - 2.33%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	1,071,260	1,020,878
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,592,537	1,511,175
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,157,917	1,056,020

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Publishing (continued)
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 09/25/2026	$1,463,226	$1,350,353
		4,938,426
Radio & Television - 1.72%
iHeartCommunications, Inc., First Lien New Term Loan, 1M US L + 3.00%, 05/01/2026	1,486,736	1,376,472
Terrier Media Buyer, Inc., First Lien B Term Loan, 1M US L + 4.25%, 12/17/2026	2,064,723	1,976,973
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	351,531	289,511
		3,642,956

Retailers (except food & drug) - 0.83%
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 3M US L + 4.50%, 08/21/2022	1,094,008	380,922
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 02/07/2024(b)	183,769	74,426
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)(c)	67,978	10,197
Spencer Spirit IH LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 06/19/2026	1,434,752	1,286,499
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2019(b)(e)	4,090,935	8,182
		1,760,226

Steel - 0.15%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	356,089	320,480

Surface Transport - 1.23%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	2,049,836	1,811,542
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/02/2024	856,383	803,930
		2,615,472

Telecommunications - 3.32%
Alorica, Inc., First Lien New B Term Loan, 3M US L + 5.75%, 06/30/2022	842,907	669,496
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	903,808	837,378
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 11/01/2024	166,165	138,921
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025(b)	1,222,846	1,180,047
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	1,130,543	1,089,211
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/16/2024	588,972	538,909
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	1,060,909	858,010
Rackspace Hosting, Inc., First Lien B Term Loan, 3M US L + 3.00%, 11/03/2023	1,812,762	1,735,375
		7,047,347

Utilities - 1.48%
Brookfield WEC Holdings, Inc., First Lien Initial (2020) Term Loan, 1M US L + 3.00%, 08/01/2025	668,448	647,559
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 10/02/2025	365,480	355,521
Granite Acquisition, Inc., First Lien B Term Loan, 3M US L + 3.50%, 12/17/2021	62,383	61,385
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	855,080	843,323
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	486,250	425,123
Southeast PowerGen LLC, First Lien B Advance Term Loan, 1M US L + 3.50%, 12/02/2021	862,830	800,275
		3,133,186

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $314,492,377)		289,556,691

See Notes to Financial Statements.

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 1.79%
Structured Finance Obligations - 1.79%
Carlyle Global Market Strategies CLO 2016-2, Ltd., 3M US L + 5.17%, 07/15/2027(b)(f)	$1,000,000	$726,501
Dryden 40 Senior Loan Fund, 3M US L + 5.75%, 08/15/2031(b)(f)	800,000	675,858
Greywolf CLO IV, Ltd., 3M US L + 6.94%, 04/17/2030(b)(f)	500,000	470,920
Highbridge Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	683,205
Kayne CLO II, Ltd., 3M US L + 6.10%, 10/15/2031(b)(f)	750,000	663,106
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	568,531
		3,788,121

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $4,427,968)		3,788,121

CORPORATE BONDS - 8.50%
Aerospace & Defense - 0.32%
TransDigm, Inc.:
8.000%, 12/15/2025(f)	502,000	529,793
6.250%, 03/15/2026(f)	153,000	153,169
		682,962

Automotive - 0.15%
Dana, Inc., 5.625%, 06/15/2028	327,000	325,427

Brokers, Dealers & Investment Houses - 0.29%
Advisor Group Holdings, Inc., 10.750%, 08/01/2027(f)	630,000	619,249

Building & Development - 1.32%
Griffon Corp.:
5.750%, 03/01/2028(f)	438,000	433,620
5.750%, 03/01/2028	1,680,000	1,663,200
NWH Escrow Corp., 7.500%, 08/01/2021(f)	1,000,000	365,000
TRI Pointe Group, Inc., 5.700%, 06/15/2028	332,000	338,640
		2,800,460

Business Equipment & Services - 1.17%
Iron Mountain, Inc.:
5.250%, 07/15/2030(f)	902,000	886,057
5.625%, 07/15/2032(f)	513,000	513,526
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,067,000	1,078,657
		2,478,240

Cable & Satellite Television - 0.34%
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	734,000	720,311

Containers & Glass Products - 0.44%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	956,000	940,044

Diversified Insurance - 0.67%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,008,000	1,009,013
NFP Corp., 7.000%, 05/15/2025(f)	386,000	406,989
		1,416,002

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	17

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Drugs - 0.16%
Avantor, Inc., 9.000%, 10/01/2025(f)	$308,000	$332,255

Electronics/Electric - 0.16%
Spectrum Brands, Inc., 5.500%, 07/15/2030(f)	350,000	351,312

Equipment Leasing - 0.11%
Picasso Finance Sub, Inc., 6.125%, 06/15/2025(f)	223,000	227,739

Food Service - 0.22%
IRB Holding Corp., 7.000%, 06/15/2025(f)	450,000	463,781

Healthcare - 1.08%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(f)	604,000	607,775
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	2,292,000	1,096,860
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,000,000	583,645
		2,288,280

Home Furnishings - 0.36%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	817,000	771,812

Industrial Equipment - 0.25%
Vertical Holdco GmbH, 7.625%, 07/15/2028(f)	250,000	250,000
Vertical US Newco, Inc., 5.250%, 07/15/2027(f)	270,000	270,000
		520,000

Lodging & Casinos - 0.16%
International Game Technology PLC, 5.250%, 01/15/2029(f)	345,000	337,237

Radio & Television - 1.30%
Univision Communications, Inc., 6.625%, 06/01/2027(f)	2,876,000	2,757,365

TOTAL CORPORATE BONDS
(Cost $20,298,862)		18,032,476

	Shares
COMMON STOCK - 0.27%
Building & Development - 0.20%
Dayton Superior LLC(b)(g)	5,726	429,451

Oil & Gas - 0.07%
Ascent Resources - Equity(b)(g)	177,384	133,038
RDV Resources, Inc.(b)(g)	56,760	–
Templar Energy LLC(b)(g)	72,786	–
		133,038

TOTAL COMMON STOCK
(Cost $4,837,003)		562,489

See Notes to Financial Statements.

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Shares	Value
PREFERRED STOCK - 0.00%
Oil & Gas - 0.00%
Templar Energy LLC(b)(g)	48,248	$–

TOTAL PREFERRED STOCK
(Cost $482,483)		–

WARRANTS - 0.00%(h)
Healthcare - 0.00%
Carestream Health expires 12/31/2021 at $0.01 (b)	52	–

Oil & Gas - 0.00%(h)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	45,926	1,378

TOTAL WARRANTS
(Cost $5,012)		1,378

Total Investments - 147.04%
(Cost $344,543,705)		311,941,155

Other Assets in Excess of Liabilities - 2.03%		4,305,924

Leverage Facility - (49.07)%		(104,100,000)

Net Assets - 100.00%		$212,147,079

Amounts above are shown as a percentage of net assets as of June 30, 2020.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1W US L - 1 Week LIBOR as of June 30, 2020 was 0.10%

1M US L - 1 Month LIBOR as of June 30, 2020 was 0.16%

2M US L - 2 Month LIBOR as of June 30, 2020 was 0.23%

3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

6M US L - 6 Month LIBOR as of June 30, 2020 was 0.37%

12M US L - 12 Month LIBOR as of June 30, 2020 was 0.55%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(d)	A portion of this position was not funded as of June 30, 2020. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2020, the Fund has unfunded delayed draw loans in the amount of $268,392. Fair value of these unfunded delayed draws was $231,189.

(e)	Security is in default as of period end and is therefore non-income producing.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $19,493,330, which represented approximately 9.19% of net assets as of June 30, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Non-income producing security.

(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 132.52%
Aerospace & Defense - 1.80%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$367,215	$316,264
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	1,422,000	1,094,940
Propulsion Acquisition LLC, First Lien Initial Term Loan, 3M US L + 6.00%, 07/13/2021(b)	1,865,762	1,539,254
Standard Aero, Ltd., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	197,428	170,035
		3,120,493

Air Transport - 1.07%
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 03/14/2025	1,452,551	1,393,541
Global Medical Response, Inc., First Lien 2018 Term Loan, 3M US L + 3.25%, 04/28/2022	464,702	448,556
		1,842,097

Automotive - 1.10%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	1,425,326	634,277
Clarios Global LP, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 04/30/2026	897,739	858,463
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	440,065	407,060
		1,899,800

Beverage & Tobacco - 0.25%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022	693,642	432,368

Brokers, Dealers & Investment Houses - 1.56%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	1,160,675	1,082,039
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M US L + 3.75%, 04/09/2027	528,261	514,835
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	553,846	507,636
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	620,308	598,598
		2,703,108

Building & Development - 8.06%
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 3M US L + 4.00%, 09/30/2023	2,647,706	2,591,442
American Bath Group LLC, Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	150,000	137,250
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	136,904	136,006
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	1,489,916	1,452,668
Hillman Group, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025	2,648,211	2,500,083
LBM Borrower LLC, First Lien Tranche C Term Loan, 3M US L + 3.75%, 08/19/2022	2,056,792	2,027,236
MI Windows and Doors LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 11/06/2026(b)	1,574,856	1,519,736
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	1,111,390	1,062,423
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 06/13/2023	308,958	273,119
SRS Distribution, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 05/23/2025	2,352,327	2,232,358
		13,932,321

Business Equipment & Services - 24.66%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	856,580	818,214
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	97,826	85,272
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/23/2021	766,684	704,571
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 3M US L + 6.50%, 07/25/2022	1,725,874	1,440,638
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 07/29/2026(b)	1,795,500	1,741,635
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	925,579	901,023
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,620,000	1,575,450

See Notes to Financial Statements.

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 3M US L + 4.00%, 12/05/2022	$1,272,954	$1,244,847
BMC Acquisition, Inc., First Lien Initial Term Loan, 1M US L + 5.25%, 12/28/2024	639,844	599,054
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/18/2025	872,346	836,000
Cambium Learning Group, Inc., Second Lien Initial Term Loan, 3M US L + 8.50%, 12/18/2026(b)	312,000	279,240
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	324,000	298,487
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	1,182,089	1,129,084
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 02/02/2026(b)	439,655	395,690
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 4.00%, 02/06/2026	1,476,112	1,441,977
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	1,077,165	1,058,681
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/04/2027	540,000	530,685
Garda World Security Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/30/2026	668,892	658,524
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,145,454	1,049,041
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	1,260,000	1,089,900
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 4.00%, 05/23/2025	228,860	214,327
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/25/2025	360,000	361,575
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 05/01/2025	802,345	534,061
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	1,387,759	1,189,011
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 08/22/2025(b)	2,198,220	1,758,576
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.88%, 12/09/2022	1,830,456	1,757,238
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,519,714	1,489,320
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,104,509	1,026,271
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,443,301	1,353,247
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	460,606	412,242
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	1,646,227	1,596,840
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,260,000	1,052,100
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	1,429,063	1,389,764
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	360,000	329,400
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	1,063,800	1,010,610
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	929,739	896,134
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 09/03/2026	540,000	525,598
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,176,553	1,114,366
STG-Fairway Holdings LLC, First Lien Facility Term Loan, 3M US L + 3.50%, 01/31/2027	626,087	587,867
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 3M US L + 3.50%, 03/05/2027	292,289	281,485
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	1,814,661	1,755,685
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,161,198	1,095,880
Wash Multifamily Parent, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 05/16/2022	92,493	89,102
Wash Multifamily Parent, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 05/16/2022	674,547	649,815
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	2,346,000	2,299,080
		42,647,607

Cable & Satellite Television - 0.20%
Radiate Holdco LLC, Senior Secured First Lien Term Loan, 1M US L + 3.00%, 02/01/2024	360,000	344,768

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Chemical & Plastics - 3.56%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 08/27/2026	$992,500	$976,789
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 08/01/2025(b)	2,116,800	2,032,128
Emerald Performance Materials LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 08/01/2022	1,086,821	1,047,881
PQ Corp., First Lien Incremental B Term Loan, 3M US L + 3.00%, 02/07/2027(b)	624,555	604,647
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 01/31/2025	371,975	329,276
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 10/28/2024	862,346	744,580
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 10/27/2025	588,834	415,313
		6,150,614

Conglomerates - 0.83%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	697,183	628,859
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 03/27/2024	465,498	338,261
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025(b)	254,552	237,370
VT Topco, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2025	251,831	232,944
		1,437,434

Containers & Glass Products - 1.99%
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,048,412	990,530
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	879,750	842,361
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	423,648
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 2M US L + 3.50%, 11/20/2023	475,759	456,134
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024	366,029	324,545
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/31/2025(b)	533,333	106,667
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 10/17/2024	307,895	294,681
		3,438,566

Diversified Insurance - 1.10%
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	388,477	363,548
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	364,286	341,518
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,281,492	1,198,194
		1,903,260

Drugs - 3.00%
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 08/30/2024	546,866	530,871
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 08/30/2025	294,643	282,710
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,102,593	1,009,909
Cambrex Corp., First Lien Initial Dollar Term Loan, 1M US L + 5.00%, 12/04/2026(b)	1,074,600	1,058,481
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	2,341,649	2,299,687
		5,181,658

Ecological Services & Equipment - 1.16%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.75%, 07/10/2026	293,938	283,283
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	1,535,359	1,425,319
Tunnel Hill Partners LP, First Lien Initial Term Loan, 3M US L + 3.50%, 02/06/2026	330,332	301,428
		2,010,030

See Notes to Financial Statements.

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Electronics/Electric - 29.32%
Applovin Corp., First Lien Amendment No. 3 New Term Loan, 1M US L + 4.00%, 08/15/2025(b)	$656,890	$645,395
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	1,761,778	1,673,593
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,156,223	1,120,571
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025(b)	955,500	917,280
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,777,500	1,512,146
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/28/2025(b)	209,150	181,961
Curvature, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 10/30/2023	1,453,091	1,145,479
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,292,760	1,254,514
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/02/2026	994,429	974,541
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	642,057	631,894
Electronics for Imaging, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 07/23/2026	895,500	702,968
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 3.75%, 04/17/2026	2,399,363	2,335,180
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	59,542	58,401
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 02/18/2027(b)	666,667	658,333
Flexera Software LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 02/26/2025	247,078	241,577
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 12/27/2024	3,056,831	2,930,737
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 11/19/2026	1,314,562	1,278,411
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	603,517	598,487
Idera, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/28/2024	633,592	613,529
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	972,000	929,718
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	2,839,452	2,722,325
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	1,000,000	895,000
LI Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 12/20/2026(b)	716,400	693,117
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 06/05/2025	887,324	869,577
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	1,332,824	1,248,970
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	449,725	439,293
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 10/05/2026(b)	537,300	529,241
MH Sub I LLC, First Lien 2020 June New Term Loan, 3M US L + 3.75%, 09/13/2024	539,568	522,032
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 3M US L + 3.50%, 09/13/2024	1,506,695	1,457,554
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,217,377	1,005,103
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/31/2023	54,470	32,818
Park Place Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 03/29/2025	1,353,730	1,297,889
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	636,268	615,589
Plantronics, Inc., First Lien Initial B Term Loan, 1M US L + 2.50%, 07/02/2025	430,101	393,856
Presidio Holdings, Inc., First Lien Initial (2020) Term Loan, 3M US L + 3.50%, 01/22/2027	322,388	312,112
Project Alpha Intermediate Holding, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 04/26/2024	1,800,000	1,741,500
Project Angel Parent LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/30/2025	1,055,821	1,029,425
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.50%, 07/07/2023	540,312	528,155
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 07/07/2023	307,320	300,278
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 08/21/2024	493,099	427,378
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	955,495	921,098
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	2,607,692	2,343,663
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,523,886	1,467,372
RP Crown Parent LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 10/12/2023	538,605	525,140
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 08/14/2026	992,500	960,244
SonicWall US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/16/2025	1,071,778	1,023,682
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,440,000	1,294,805
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	202,105	171,789
Veritas US, Inc., First Lien New Dollar B Term Loan, 3M US L + 4.50%, 01/27/2023	1,067,067	991,705

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	$499,437	$461,979
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 08/16/2024	1,256,850	1,227,000
Web.com Group, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,635,616	1,555,880
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	346,255	297,433
		50,707,717

Financial Intermediaries - 2.69%
ION Trading Technologies SARL, First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 11/21/2024	1,390,518	1,344,332
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 06/13/2024	453,061	398,179
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 05/25/2025(b)	1,377,116	1,363,345
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/25/2026(b)	354,881	333,588
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 3M US L + 3.50%, 01/03/2025	1,260,000	1,210,658
		4,650,102

Food Products - 2.38%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,610,109	1,520,040
Froneri International, Ltd., Second Lien Facility Term Loan, 1M US L + 5.75%, 01/31/2028	100,800	97,524
Snacking Investments Bidco Pty Limited, First Lien Initial US Term Loan, 1M US L + 4.00%, 12/18/2026	538,425	529,562
TKC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 02/01/2023	1,348,199	1,267,840
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 02/01/2024	831,382	706,882
		4,121,848

Food Service - 3.32%
Agro Merchants North America Holdings, Inc., First Lien Effective Date Term Loan, 3M US L + 3.75%, 12/06/2024(b)	788,440	756,902
CEC Entertainment, Inc., First Lien B Term Loan, 3M US L + 8.50%, 08/30/2026(e)	1,473,388	850,881
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 04/07/2025	1,237,703	897,335
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 03/21/2025	1,727,838	1,543,538
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/05/2027	625,203	592,640
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 02/04/2028	1,207,931	1,099,217
		5,740,513

Food/Drug Retailers - 1.01%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	1,717,585	1,617,398
EG Group, Ltd., First Lien Facility B Term Loan, 6M US L + 4.00%, 02/07/2025	135,764	127,845
		1,745,243

Health Insurance - 1.25%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	806,092	771,160
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	1,456,992	1,389,402
		2,160,562

Healthcare - 19.39%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 04/04/2022	1,714,370	1,585,792
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 5.00%, 06/21/2024	828,891	783,302
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	1,795,455	1,580,001
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.00%, 10/20/2023	611,188	576,045
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 10/21/2024	789,474	714,474
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 05/08/2023	132,871	126,145

See Notes to Financial Statements.

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 08/08/2023(c)	$3,353,988	$2,699,961
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	863,053	746,541
CPI Holdco LLC, First Lien B Term Loan, 1M US L + 4.25%, 11/04/2026(b)	574,643	555,967
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 3M US L + 4.25%, 12/01/2021	759,854	706,824
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,465,259	974,397
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	371,517	335,605
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 05/14/2027	1,736,842	1,641,316
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	307,231	298,014
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	922,235	828,858
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,821,236	1,712,808
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 08/02/2025(b)	812,940	806,842
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	910,761	876,607
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 3M US L + 3.75%, 04/19/2023	2,877,048	2,773,474
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023	202,402	172,716
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	322,800	268,408
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 3M US L + 4.00%, 07/29/2022	2,360,511	2,201,177
Parexel International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	711,729	676,812
Pathway Vet Alliance LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 4.00%, 03/31/2027	65,597	63,875
Pathway Vet Alliance LLC, First Lien Initial Term Loan, 12M US L + 4.00%, 03/31/2027	807,130	785,943
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	531,880	513,043
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	433,376	413,874
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	2,553,886	2,467,054
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 3M US L + 3.50%, 02/09/2024	643,889	608,475
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 6M US L + 4.25%, 10/01/2026	173,572	166,811
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/03/2024	897,692	794,458
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 1M US L + 3.25%, 05/01/2024	539,707	513,396
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 06/23/2024	596,486	531,514
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	736,875	659,135
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025	149,799	125,456
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/07/2024	1,384,260	1,197,385
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 03/13/2026(b)	1,285,714	1,047,857
		33,530,362

Home Furnishings - 1.04%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 3M US L + 3.25%, 12/13/2023(b)	624,000	599,040
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.25%, 12/13/2023	1,044,829	1,006,953
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 3M US L + 8.00%, 11/08/2024	1,246,702	195,109
		1,801,102

Industrial Equipment - 3.24%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 08/01/2024	110,647	99,759
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 07/19/2024	1,109,550	1,060,541
Husky Injection Molding Systems, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,300,284	1,194,642
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)(d)	43,498	36,973
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026(b)	804,741	684,030
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	726,390	621,191

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	25

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Industrial Equipment (continued)
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	$382,979	$271,532
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	318,806	284,335
Vertical Midco GmbH, First Lien Term Loan, 3M US L +4.25%, 06/30/2027(b)	1,382,400	1,354,752
		5,607,755

Insurance - 0.38%
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 10/24/2025	386,836	361,692
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	346,154	294,231
		655,923

Leisure Goods/Activities/Movies - 2.45%
Alterra Mountain Co., First Lien Additional Term Loan, 1M US L + 4.50%, 08/01/2026	1,120,820	1,104,008
Recess Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2024	1,109,921	923,083
Thunder Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.00%, 11/26/2026(b)	897,750	785,531
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	2,143,800	1,430,011
		4,242,633

Lodging & Casinos - 0.55%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	1,407,600	951,137
ESH Hospitality, Inc., First Lien Fourth Amendment Refinancing Term Loan, 1M US L + 2.00%, 09/18/2026	1,357	1,292
		952,429

Nonferrous Metals/Minerals - 0.16%
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 03/21/2025	287,460	282,070

Oil & Gas - 1.61%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	326,310	215,365
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,091,020	976,463
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	1,256,744	1,054,094
PGS ASA, First Lien 2020 Term Loan, 3M US L + 7.00%, 03/19/2024	699,176	405,522
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 6.50%, 03/29/2024(b)(c)	270,592	135,296
		2,786,740

Property & Casualty Insurance - 2.01%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	1,551,346	1,488,323
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 02/12/2027	204,545	201,733
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	1,781,340	1,776,886
		3,466,942

Publishing - 1.89%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	918,223	875,038
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,302,985	1,236,416
Recorded Books, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 08/29/2025	1,974	1,922
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 09/25/2026	1,254,194	1,157,445
		3,270,821

See Notes to Financial Statements.

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Radio & Television - 0.98%
Terrier Media Buyer, Inc., First Lien B Term Loan, 1M US L + 4.25%, 12/17/2026	$1,769,763	$1,694,548

Retailers (except food & drug) - 0.73%
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 3M US L + 4.50%, 08/21/2022	250,061	87,069
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 02/07/2024(b)	137,827	55,820
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)(c)	50,222	7,533
Spencer Spirit IH LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 06/19/2026	1,229,787	1,102,713
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2019(b)(e)	3,226,826	6,454
		1,259,589

Steel - 0.12%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	237,393	213,654

Surface Transport - 1.24%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	1,677,138	1,482,171
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/02/2024	713,988	670,256
		2,152,427

Telecommunications - 4.76%
Alorica, Inc., First Lien New B Term Loan, 3M US L + 5.75%, 06/30/2022	674,326	535,597
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	1,975,864	1,830,638
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 11/01/2024	135,948	113,658
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025(b)	1,000,511	965,493
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	1,056,758	1,018,123
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/16/2024	548,872	502,218
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	707,273	572,007
Rackspace Hosting, Inc., First Lien B Term Loan, 3M US L + 3.00%, 11/03/2023	1,438,122	1,376,729
TierPoint LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/06/2024	1,374,876	1,315,832
		8,230,295

Utilities - 1.66%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 10/02/2025	313,268	304,732
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	2,167,888	2,138,079
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	486,250	425,124
		2,867,935

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $247,895,431)		229,185,334

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) -3.52%
Structured Finance Obligations - 3.52%
Carlyle Global Market Strategies CLO 2016-2, Ltd., 3M US L + 5.17%, 07/15/2027(b)(f)	1,000,000	726,501
Dryden 40 Senior Loan Fund, 3M US L + 5.75%, 08/15/2031(b)(f)	700,000	591,376
Greywolf CLO IV, Ltd., 3M US L + 6.94%, 04/17/2030(b)(f)	500,000	470,920
Highbridge Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	682,386
Kayne CLO II, Ltd., 3M US L + 6.10%, 10/15/2031(b)(f)	750,000	663,106
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	568,531
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	250,000	225,443

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	27

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Structured Finance Obligations (continued)
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(f)	$2,500,000	$2,152,914
		6,081,177

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $7,067,238)		6,081,177

CORPORATE BONDS - 27.36%
Aerospace & Defense - 1.00%
TransDigm, Inc.:
8.000%, 12/15/2025(f)	380,000	401,039
6.250%, 03/15/2026(f)	1,331,000	1,332,464
		1,733,503

Automotive - 0.16%
Dana, Inc., 5.625%, 06/15/2028	279,000	277,658

Brokers, Dealers & Investment Houses - 0.54%
Advisor Group Holdings, Inc., 10.750%, 08/01/2027(f)	540,000	530,785
AG Issuer LLC, 6.250%, 03/01/2028(f)	432,000	402,840
		933,625

Building & Development - 4.63%
Builders FirstSource, Inc., 6.750%, 06/01/2027(f)	524,000	537,983
Griffon Corp.:
5.750%, 03/01/2028(f)	376,000	372,240
5.750%, 03/01/2028	1,440,000	1,425,600
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	254,000	254,904
JELD-WEN, Inc., 6.250%, 05/15/2025(f)	771,000	803,767
Northwest Hardwoods, Inc., 7.500%, 08/01/2021(f)	289,000	105,485
NWH Escrow Corp., 7.500%, 08/01/2021(f)	1,332,000	486,180
PriSo Acquisition Corp., 9.000%, 05/15/2023(f)	2,103,000	1,882,185
Standard Industries, Inc., 4.375%, 07/15/2030(f)	767,000	761,010
TRI Pointe Group, Inc., 5.700%, 06/15/2028	284,000	289,680
Tutor Perini Corp., 6.875%, 05/01/2025(f)	1,147,000	1,096,102
		8,015,136

Business Equipment & Services - 1.69%
Iron Mountain, Inc.:
5.000%, 07/15/2028(f)	278,000	272,266
5.250%, 07/15/2030(f)	773,000	759,337
5.625%, 07/15/2032(f)	440,000	440,451
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,430,000	1,445,623
		2,917,677

Cable & Satellite Television - 2.50%
Altice France Holding SA, 6.000%, 02/15/2028(f)	1,140,000	1,084,431
Altice France SA, 7.375%, 05/01/2026(f)	1,250,000	1,306,237
CSC Holdings LLC, 4.625%, 12/01/2030(f)	495,000	483,298
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	629,000	617,269
Virgin Media Secured Finance PLC, 4.500%, 08/15/2030(f)	823,000	825,572
		4,316,807

See Notes to Financial Statements.

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Chemical & Plastics - 0.14%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, 4.750%, 06/15/2027(f)	$233,000	$234,794

Containers & Glass Products - 2.07%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
5.250%, 04/30/2025(f)	554,000	569,582
5.250%, 08/15/2027(f)	1,333,000	1,310,752
Flex Acquisition Co., Inc., 6.875%, 01/15/2025(f)	575,000	556,666
Trident TPI Holdings, Inc., 6.625%, 11/01/2025(f)	1,200,000	1,144,374
		3,581,374

Diversified Insurance - 0.99%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,364,000	1,365,371
NFP Corp., 7.000%, 05/15/2025(f)	329,000	346,889
		1,712,260

Drugs - 0.53%
Avantor, Inc., 9.000%, 10/01/2025(f)	264,000	284,790
Bausch Health Cos., Inc., 6.250%, 02/15/2029(f)	626,000	630,304
		915,094

Electronics/Electric - 2.36%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(f)	484,000	488,143
Boxer Parent Co., Inc., 7.125%, 10/02/2025(f)	111,000	116,791
Energizer Holdings, Inc., 6.375%, 07/15/2026(f)	297,000	307,832
Global A&T Electronics, Ltd., 8.500%, 01/12/2023	1,363,502	1,297,230
Riverbed Technology, Inc., 8.875%, 03/01/2023(f)	2,559,000	1,567,388
Spectrum Brands, Inc., 5.500%, 07/15/2030(f)	300,000	301,125
		4,078,509

Equipment Leasing - 0.11%
Picasso Finance Sub, Inc., 6.125%, 06/15/2025(f)	191,000	195,059

Food Service - 0.23%
IRB Holding Corp., 7.000%, 06/15/2025(f)	386,000	397,821

Healthcare - 3.54%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(f)	518,000	521,237
DaVita, Inc., 4.625%, 06/01/2030(f)	1,800,000	1,791,225
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	1,875,000	897,300
Jaguar Holding Co. II / PPD Development LP, 5.000%, 06/15/2028(f)	365,000	374,353
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,500,000	875,468
Tenet Healthcare Corp.:
7.000%, 08/01/2025	400,000	393,078
5.125%, 11/01/2027(f)	1,200,000	1,187,520
4.625%, 06/15/2028(f)	92,000	90,361
		6,130,542

Home Furnishings - 0.76%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	1,400,000	1,322,566

Industrial Equipment - 0.26%
Vertical Holdco GmbH, 7.625%, 07/15/2028(f)	215,000	215,000

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	29

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Industrial Equipment (continued)
Vertical US Newco, Inc., 5.250%, 07/15/2027(f)	$233,000	$233,000
		448,000

Lodging & Casinos - 0.17%
International Game Technology PLC, 5.250%, 01/15/2029(f)	296,000	289,340

Nonferrous Metals/Minerals - 0.25%
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	429,000	436,507

Oil & Gas - 0.19%
CSI Compressco LP / CSI Compressco Finance, Inc.:
7.500%, 04/01/2025(f)	116,000	99,023
10.000%, 04/01/2026(c)(f)	361,000	229,235
		328,258

Property & Casualty Insurance - 0.83%
AssuredPartners, Inc., 7.000%, 08/15/2025(f)	1,136,000	1,139,539
GTCR AP Finance, Inc., 8.000%, 05/15/2027(f)	286,000	295,418
		1,434,957

Radio & Television - 2.30%
Sirius XM Radio, Inc., 4.125%, 07/01/2030(f)	552,000	546,596
Univision Communications, Inc.:
5.125%, 02/15/2025(f)	1,120,000	1,058,406
6.625%, 06/01/2027(f)	2,466,000	2,364,277
		3,969,279

Surface Transport - 0.52%
XPO Logistics, Inc., 6.250%, 05/01/2025(f)	860,000	902,462

Telecommunications - 1.59%
Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026(f)	1,390,000	1,316,191
Zayo Group Holdings, Inc., 4.000%, 03/01/2027(f)	1,500,000	1,426,170
		2,742,361

TOTAL CORPORATE BONDS
(Cost $51,049,710)		47,313,589

	Shares
COMMON STOCK - 0.21%
Building & Development - 0.18%
Dayton Superior LLC(b)(g)	4,295	322,089

Oil & Gas - 0.03%
RDV Resources, Inc.(b)(g)	17,619	–
SandRidge Energy, Inc.(g)	37,842	48,816
		48,816

TOTAL COMMON STOCK
(Cost $2,348,270)		370,905

See Notes to Financial Statements.

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2021 at $0.01 (b)	71	$–

TOTAL WARRANTS
(Cost $0)		–

Total Investments - 163.61%
(Cost $308,360,649)		282,951,005

Other Assets in Excess of Liabilities - 0.88%		1,523,926

Mandatory Redeemable Preferred Shares - (11.64)%
(liquidation preference plus distributions payable on term preferred shares)		(20,126,945)

Leverage Facility - (52.85)%		(91,400,000)

Net Assets - 100.00%		$172,947,986

Amounts above are shown as a percentage of net assets as of June 30, 2020.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1W US L - 1 Week LIBOR as of June 30, 2020 was 0.10%

1M US L - 1 Month LIBOR as of June 30, 2020 was 0.16%

2M US L - 2 Month LIBOR as of June 30, 2020 was 0.23%

3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

6M US L - 6 Month LIBOR as of June 30, 2020 was 0.37%

12M US L - 12 Month LIBOR as of June 30, 2020 was 0.55%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	A portion of this position was not funded as of June 30, 2020. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2020, the Fund has unfunded delayed draw loans in the amount of $229,020. Fair value of these unfunded delayed draws was $197,271.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $49,711,520, which represented approximately 28.74% of net assets as of June 30, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 129.63%
Aerospace & Defense - 1.79%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$1,244,452	$1,071,785
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	4,740,000	3,649,800
Propulsion Acquisition LLC, First Lien Initial Term Loan, 3M US L + 6.00%, 07/13/2021(b)	6,219,207	5,130,845
Standard Aero, Ltd., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	669,060	576,228
		10,428,658

Air Transport - 0.72%
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 03/14/2025	4,357,653	4,180,623

Automotive - 1.23%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	4,963,079	2,208,595
Clarios Global LP, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 04/30/2026	3,042,337	2,909,234
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	2,200,321	2,035,297
		7,153,126

Beverage & Tobacco - 0.26%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022	2,387,283	1,488,065

Brokers, Dealers & Investment Houses - 1.56%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	3,877,472	3,614,773
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M US L + 3.75%, 04/09/2027	1,790,217	1,744,719
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	1,846,154	1,692,120
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	2,067,693	1,995,324
		9,046,936

Building & Development - 7.79%
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 3M US L + 4.00%, 09/30/2023	9,816,896	9,608,287
American Bath Group LLC, Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	600,000	549,000
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	456,347	453,354
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	4,925,070	4,801,943
Hillman Group, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025	8,827,368	8,333,609
LBM Borrower LLC, First Lien Tranche C Term Loan, 3M US L + 3.75%, 08/19/2022	4,618,261	4,551,896
MI Windows and Doors LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 11/06/2026(b)	5,296,681	5,111,298
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	3,695,208	3,532,397
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 06/13/2023	1,019,958	901,643
SRS Distribution, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 05/23/2025	7,859,232	7,458,412
		45,301,839

Business Equipment & Services - 25.36%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	2,862,881	2,734,652
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	326,087	284,239
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/23/2021	3,066,732	2,818,281
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 3M US L + 6.50%, 07/25/2022	6,371,137	5,318,179
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 07/29/2026(b)	6,084,750	5,902,208
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	3,133,627	3,050,491
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	5,400,000	5,251,500
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 3M US L + 4.00%, 12/05/2022	8,024,954	7,847,763
BMC Acquisition, Inc., First Lien Initial Term Loan, 1M US L + 5.25%, 12/28/2024	2,772,656	2,595,899

See Notes to Financial Statements.

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/18/2025	$2,956,285	$2,833,111
Cambium Learning Group, Inc., Second Lien Initial Term Loan, 3M US L + 8.50%, 12/18/2026(b)	1,057,333	946,313
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	1,080,000	994,955
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	3,841,662	3,669,402
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 02/02/2026(b)	1,422,414	1,280,172
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 4.00%, 02/06/2026	4,950,030	4,835,561
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/04/2027	1,830,000	1,798,433
Garda World Security Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/30/2026	2,266,799	2,231,664
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	3,745,868	3,430,579
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	4,200,000	3,633,000
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 4.00%, 05/23/2025	752,135	704,374
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/25/2025	1,220,000	1,225,338
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 05/01/2025	3,209,378	2,136,242
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	4,607,882	3,947,964
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 08/22/2025(b)	6,161,780	4,929,424
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.88%, 12/09/2022	5,571,823	5,348,950
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	5,065,714	4,964,400
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	3,681,698	3,420,905
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	6,034,600	5,658,071
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	2,303,030	2,061,212
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	5,487,424	5,322,801
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	4,200,000	3,507,000
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	4,842,936	4,709,755
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	1,200,000	1,098,000
Project Boost Purchaser LLC, First Lien B Term Loan, 1M US L + 3.50%, 06/01/2026	704,382	673,787
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	3,546,000	3,368,700
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	3,150,783	3,036,898
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 09/03/2026	1,830,000	1,781,194
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	3,921,843	3,714,554
STG-Fairway Holdings LLC, First Lien Facility Term Loan, 3M US L + 3.50%, 01/31/2027	2,121,739	1,992,218
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 3M US L + 3.50%, 03/05/2027	989,162	952,598
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	6,703,558	6,485,693
ThoughtWorks, Inc., First Lien Replacement (2020) Term Loan, 3M US L + 3.75%, 10/11/2024	4,144,404	3,973,447
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	782,876	738,840
Wash Multifamily Parent, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 05/16/2022	313,448	301,956
Wash Multifamily Parent, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 05/16/2022	2,285,964	2,202,149
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	7,897,478	7,739,528
		147,452,400

Cable & Satellite Television - 0.20%
Radiate Holdco LLC, Senior Secured First Lien Term Loan, First Lien Term Loan, 1M US L + 3.00%, 02/01/2024	1,216,863	1,165,377

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Value
Chemical & Plastics - 2.94%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 08/27/2026	$3,473,750	$3,418,761
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 08/01/2025(b)	7,056,000	6,773,760
PQ Corp., First Lien Incremental B Term Loan, 3M US L + 3.00%, 02/07/2027(b)	2,116,548	2,049,083
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 01/31/2025	1,218,827	1,078,918
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 10/28/2024	2,764,329	2,386,818
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 10/27/2025	1,995,334	1,407,339
		17,114,679

Conglomerates - 1.33%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	4,963,187	4,476,795
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 03/27/2024	1,723,874	1,252,679
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025(b)	848,508	791,233
VT Topco, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2025	1,319,231	1,220,289
		7,740,996

Containers & Glass Products - 2.12%
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	3,494,708	3,301,765
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	2,932,500	2,807,869
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7. 00%, 09/11/2024	1,691,209	1,412,159
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 2M US L + 3.50%, 11/20/2023	1,695,818	1,625,865
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024	1,464,115	1,298,180
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/31/2025(b)	2,666,667	533,333
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 10/17/2024	1,396,715	1,336,776
		12,315,947

Diversified Insurance - 0.85%
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	1,256,836	1,176,185
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	1,178,571	1,104,911
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,868,108	2,681,680
		4,962,776

Drugs - 2.50%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 08/30/2025	1,473,214	1,413,549
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	4,410,370	4,039,634
Cambrex Corp., First Lien Initial Dollar Term Loan, 1M US L + 5.00%, 12/04/2026(b)	3,641,700	3,587,074
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	5,558,514	5,458,906
		14,499,163

Ecological Services & Equipment - 1.07%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.75%, 07/10/2026	996,124	960,014
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	4,604,364	4,274,370
Tunnel Hill Partners LP, First Lien Initial Term Loan, 3M US L + 3.50%, 02/06/2026	1,101,106	1,004,759
		6,239,143

Electronics/Electric - 30.30%
Applovin Corp., First Lien Amendment No. 3 New Term Loan, 1M US L + 4.00%, 08/15/2025(b)	2,226,128	2,187,171

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	$5,872,595	$5,578,642
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	3,879,014	3,759,405
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025(b)	3,675,000	3,528,000
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,925,000	5,040,486
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/28/2025(b)	1,045,752	909,804
Curvature, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 10/30/2023	5,228,914	4,121,979
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	4,381,020	4,251,408
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/02/2026	3,314,765	3,248,469
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	2,524,234	2,484,275
Electronics for Imaging, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 07/23/2026	3,034,750	2,382,279
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 3.75%, 04/17/2026	8,359,313	8,135,701
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	201,781	197,913
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 02/18/2027(b)	2,259,259	2,231,019
Flexera Software LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 02/26/2025	837,322	818,679
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 12/27/2024	13,118,089	12,576,967
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 11/19/2026	4,452,949	4,330,493
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	2,033,772	2,016,821
Idera, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/28/2024	2,566,916	2,485,635
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	3,240,000	3,099,060
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	5,869,944	5,627,808
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	3,000,000	2,685,000
LI Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 12/20/2026(b)	2,427,800	2,348,896
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 06/05/2025	3,007,042	2,946,901
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	4,442,748	4,163,233
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	4,729,181	4,619,488
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 10/05/2026(b)	1,820,850	1,793,537
MH Sub I LLC, First Lien 2020 June New Term Loan, 3M US L + 3.75%, 09/13/2024	3,453,237	3,341,007
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 3M US L + 3.50%, 09/13/2024	3,291,466	3,184,115
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	4,057,923	3,350,343
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/31/2023	184,593	111,217
Park Place Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 03/29/2025	4,782,766	4,585,477
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	2,193,567	2,122,276
Plantronics, Inc., First Lien Initial B Term Loan, 1M US L + 2.50%, 07/02/2025	1,420,637	1,300,920
Presidio Holdings, Inc., First Lien Initial (2020) Term Loan, 3M US L + 3.50%, 01/22/2027	1,092,537	1,057,713
Project Alpha Intermediate Holding, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 04/26/2024	3,600,000	3,483,000
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	2,064,711	1,995,884
Project Angel Parent LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/30/2025	3,519,403	3,431,418
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.50%, 07/07/2023	2,701,563	2,640,777
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 07/07/2023	1,024,400	1,000,926
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 08/21/2024	1,972,394	1,709,514
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	3,258,249	3,140,952
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	8,885,470	7,985,816
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	5,103,131	4,913,881
RP Crown Parent LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 10/12/2023	1,825,271	1,779,640
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 08/14/2026	3,363,472	3,254,159
SonicWall US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/16/2025	3,572,593	3,412,273

SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	4,800,000	4,316,016
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	664,876	565,145
Veritas US, Inc., First Lien New Dollar B Term Loan, 3M US L + 4.50%, 01/27/2023	4,268,268	3,966,822

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	35

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	$1,664,789	$1,539,930
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 08/16/2024	4,259,325	4,158,166
Web.com Group, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	5,452,055	5,186,267
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	1,167,592	1,002,961
		176,105,684

Financial Intermediaries - 2.58%
ION Trading Technologies SARL, First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 11/21/2024	5,423,893	5,243,739
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 05/25/2025(b)	4,590,387	4,544,483
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/25/2026(b)	1,182,937	1,111,961
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 3M US L + 3.50%, 01/03/2025	4,259,107	4,092,320
		14,992,503

Food Products - 2.56%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	5,367,030	5,066,798
Froneri International, Ltd., Second Lien Facility Term Loan, 1M US L + 5.75%, 01/31/2028	341,600	330,498
Snacking Investments Bidco Pty Limited, First Lien Initial US Term Loan, 1M US L + 4.00%, 12/18/2026	1,824,662	1,794,628
TKC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 02/01/2023	4,525,014	4,255,300
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 02/01/2024	4,051,201	3,444,534
		14,891,758

Food Service - 3.15%
CEC Entertainment, Inc., First Lien B Term Loan, 3M US L + 8.50%, 08/30/2026(c)	4,846,970	2,799,125
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 04/07/2025	4,475,579	3,244,795
K-Mac Holdings Corp., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/16/2026	1,715,116	1,555,756
NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 04/18/2025(c)	3,424,278	111,289
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 03/21/2025	5,603,621	5,005,911
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/05/2027	2,118,744	2,008,389
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 02/04/2028	3,949,483	3,594,030
		18,319,295

Food/Drug Retailers - 1.01%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	5,538,294	5,215,245
EG Group, Ltd., First Lien Facility B Term Loan, 6M US L + 4.00%, 02/07/2025	678,820	639,224
		5,854,469

Health Insurance - 1.25%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	2,693,836	2,577,098
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	4,902,019	4,674,615
		7,251,713

Healthcare - 17.80%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 04/04/2022	4,790,701	4,431,399
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 5.00%, 06/21/2024	2,809,019	2,654,523
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	6,040,865	5,315,961
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.00%, 10/20/2023	2,420,415	2,281,241

BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 10/21/2024	3,157,898	2,857,897
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 05/08/2023	416,176	395,107

See Notes to Financial Statements.

36	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 08/08/2023(d)	$10,693,906	$8,608,595
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,942,462	2,545,230
CPI Holdco LLC, First Lien B Term Loan, 1M US L + 4.25%, 11/04/2026(b)	1,947,402	1,884,112
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 3M US L + 4.25%, 12/01/2021	2,880,104	2,679,101
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	4,884,195	3,247,990
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,240,422	1,120,517
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 05/14/2027	5,885,965	5,562,237
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	1,374,263	1,333,035
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	3,772,508	3,390,541
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	6,262,887	5,890,026
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 08/02/2025(b)	2,709,798	2,689,475
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	3,086,467	2,970,725
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 3M US L + 3.75%, 04/19/2023	8,796,653	8,479,974
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023	685,917	585,317
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	788,639	655,754
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 3M US L + 4.00%, 07/29/2022	4,964,220	4,629,135
Parexel International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	2,500,715	2,378,030
Pathway Vet Alliance LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 4.00%, 03/31/2027	222,302	216,467
Pathway Vet Alliance LLC, First Lien Initial Term Loan, 12M US L + 4.00%, 03/31/2027	2,735,273	2,663,472
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	1,772,932	1,710,144
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	2,026,123	1,934,948
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	5,776,704	5,580,296
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 3M US L + 3.50%, 02/09/2024	2,568,159	2,426,910
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 6M US L + 4.25%, 10/01/2026	588,217	565,303
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/03/2024	3,042,179	2,692,329
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 1M US L + 3.25%, 05/01/2024	1,778,086	1,691,405
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025	500,403	419,088
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/07/2024	3,955,029	3,421,100
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 03/13/2026(b)	4,357,143	3,551,071
		103,458,455

Home Furnishings - 1.02%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 3M US L + 3.25%, 12/13/2023(b)	179,839	172,645
AI Aqua Merger Sub, Inc., First Lien Fifth Amendment Incremental Term Loan, 3M US L + 4.25%, 12/13/2023(b)	4,466,250	4,376,925
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.25%, 12/13/2023	665,961	641,820
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 3M US L + 8.00%, 11/08/2024	4,786,804	749,135
		5,940,525

Industrial Equipment - 3.34%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 08/01/2024	350,184	315,724
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 07/19/2024	4,348,500	4,156,427
Husky Injection Molding Systems, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	4,341,704	3,988,963
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)(e)	147,410	125,298
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026(b)	2,727,177	2,318,101
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	2,418,077	2,067,879

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	37

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Industrial Equipment (continued)
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	$1,276,596	$905,106
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,062,687	947,784
Vertical Midco GmbH, First Lien Term Loan, 3M US L +4.25%, 06/30/2027(b)	4,684,800	4,591,104
		19,416,386

Insurance - 0.38%
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 10/24/2025	1,289,455	1,205,640
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	1,153,846	980,769
		2,186,409

Leisure Goods/Activities/Movies - 1.92%
Alterra Mountain Co., First Lien Additional Term Loan, 1M US L + 4.50%, 08/01/2026	3,770,238	3,713,685
Thunder Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.00%, 11/26/2026(b)	3,042,375	2,662,078
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	7,146,000	4,766,703
		11,142,466

Lodging & Casinos - 0.55%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	4,692,000	3,170,455

Nonferrous Metals/Minerals - 0.17%
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 03/21/2025	1,013,503	994,500

Oil & Gas - 1.87%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	1,101,211	726,799
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	4,227,975	3,784,037
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	4,398,188	3,688,980
PGS ASA, First Lien 2020 Term Loan, 3M US L + 7.00%, 03/19/2024	2,233,184	1,295,247
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 6.50%, 03/29/2024(b)(d)	956,811	478,405
Tribune Resources LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023	493,827	437,654
Utex Industries, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 05/20/2022	3,181,818	429,546
		10,840,668

Property & Casualty Insurance - 1.46%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	3,362,101	3,225,516
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 02/12/2027	691,449	681,941
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	4,589,314	4,577,841
		8,485,298

Publishing - 1.89%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	3,111,754	2,965,408
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	4,343,284	4,121,385
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 09/25/2026	4,250,323	3,922,453
		11,009,246

Radio & Television - 0.99%
Terrier Media Buyer, Inc., First Lien B Term Loan, 1M US L + 4.25%, 12/17/2026	5,997,530	5,742,635

See Notes to Financial Statements.

38	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Retailers (except food & drug) - 0.85%
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 3M US L + 4.50%, 08/21/2022	$2,746,719	$956,380
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 02/07/2024(b)	551,306	223,279
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)(d)	200,888	30,133
Spencer Spirit IH LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 06/19/2026	4,167,612	3,736,973
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2019(b)(c)	2,065,632	4,132
		4,950,897

Steel - 0.18%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	1,186,964	1,068,268

Surface Transport - 1.26%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	5,590,462	4,940,571
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/02/2024	2,531,832	2,376,757
		7,317,328

Telecommunications - 4.10%
Alorica, Inc., First Lien New B Term Loan, 3M US L + 5.75%, 06/30/2022	2,697,303	2,142,387
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	6,694,497	6,202,451
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 11/01/2024	453,178	378,875
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025(b)	3,335,035	3,218,309
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	3,008,508	2,898,517
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/16/2024	1,766,917	1,616,729
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	3,536,364	2,860,034
Rackspace Hosting, Inc., First Lien B Term Loan, 3M US L + 3.00%, 11/03/2023	4,737,951	4,535,688
		23,852,990

Utilities - 1.28%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 10/02/2025	1,061,632	1,032,703
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	5,141,164	5,070,473
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	1,556,973	1,361,245
		7,464,421

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $820,426,776)		753,546,097

CORPORATE BONDS - 27.48%
Aerospace & Defense - 1.00%
TransDigm, Inc.:
8.000%, 12/15/2025(f)	1,302,000	1,374,085
6.250%, 03/15/2026(f)	4,444,000	4,448,889
		5,822,974

Automotive - 0.16%
Dana, Inc., 5.625%, 06/15/2028	943,000	938,464

Brokers, Dealers & Investment Houses - 0.54%
Advisor Group Holdings, Inc., 10.750%, 08/01/2027(f)	1,830,000	1,798,771
AG Issuer LLC, 6.250%, 03/01/2028(f)	1,467,000	1,367,978
		3,166,749

Building & Development - 4.27%
Builders FirstSource, Inc., 6.750%, 06/01/2027(f)	3,516,000	3,609,824

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	39

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
Griffon Corp.:
5.750%, 03/01/2028(f)	$1,270,000	$1,257,300
5.750%, 03/01/2028	4,880,000	4,831,200
Hillman Group, Inc., 6.375%, 07/15/2022(f)	1,300,000	1,204,431
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	900,000	903,204
JELD-WEN, Inc., 6.250%, 05/15/2025(f)	2,614,000	2,725,095
Northwest Hardwoods, Inc., 7.500%, 08/01/2021(f)	3,211,000	1,172,015
NWH Escrow Corp., 7.500%, 08/01/2021(f)	4,918,000	1,795,070
Standard Industries, Inc., 4.375%, 07/15/2030(f)	2,613,000	2,592,592
TRI Pointe Group, Inc., 5.700%, 06/15/2028	963,000	982,260
Tutor Perini Corp., 6.875%, 05/01/2025(f)	3,896,000	3,723,115
		24,796,106

Business Equipment & Services - 1.70%
Iron Mountain, Inc.:
5.000%, 07/15/2028(f)	943,000	923,551
5.250%, 07/15/2030(f)	2,620,000	2,573,691
5.625%, 07/15/2032(f)	1,490,000	1,491,527
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	4,841,000	4,893,888
		9,882,657

Cable & Satellite Television - 2.74%
Altice France Holding SA, 6.000%, 02/15/2028(f)	4,700,000	4,470,898
Altice France SA, 7.375%, 05/01/2026(f)	4,650,000	4,859,203
CSC Holdings LLC, 4.625%, 12/01/2030(f)	1,680,000	1,640,285
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	2,131,000	2,091,257
Virgin Media Secured Finance PLC, 4.500%, 08/15/2030(f)	2,862,000	2,870,944
		15,932,587

Chemical & Plastics - 0.14%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, 4.750%, 06/15/2027(f)	789,000	795,075

Containers & Glass Products - 1.85%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
5.250%, 04/30/2025(f)	1,692,000	1,739,587
5.250%, 08/15/2027(f)	4,519,000	4,443,578
Trident TPI Holdings, Inc., 6.625%, 11/01/2025(f)	4,800,000	4,577,496
		10,760,661

Diversified Insurance - 1.47%
HUB International, Ltd., 7.000%, 05/01/2026(f)	4,628,000	4,632,651
NFP Corp., 6.875%, 07/15/2025(f)	4,084,000	3,931,769
		8,564,420

Drugs - 0.94%
Avantor, Inc., 9.000%, 10/01/2025(f)	892,000	962,245
Bausch Health Cos., Inc.:
6.250%, 02/15/2029(f)	2,122,000	2,136,589
5.250%, 01/30/2030(f)	2,500,000	2,374,675
		5,473,509

Electronics/Electric - 2.41%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(f)	1,587,000	1,600,585

See Notes to Financial Statements.

40	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Boxer Parent Co., Inc., 7.125%, 10/02/2025(f)	$377,000	$396,670
Energizer Holdings, Inc., 6.375%, 07/15/2026(f)	1,005,000	1,041,652
Global A&T Electronics, Ltd., 8.500%, 01/12/2023	5,455,007	5,189,871
Riverbed Technology, Inc., 8.875%, 03/01/2023(f)	7,723,000	4,730,337
Spectrum Brands, Inc., 5.500%, 07/15/2030(f)	1,017,000	1,020,814
		13,979,929

Equipment Leasing - 0.11%
Picasso Finance Sub, Inc., 6.125%, 06/15/2025(f)	648,000	661,770

Food Service - 0.23%
IRB Holding Corp., 7.000%, 06/15/2025(f)	1,307,000	1,347,027

Healthcare - 3.07%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(f)	1,728,000	1,738,800
DaVita, Inc., 4.625%, 06/01/2030(f)	4,300,000	4,279,037
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	6,250,000	2,991,000
Jaguar Holding Co. II / PPD Development LP, 5.000%, 06/15/2028(f)	1,236,000	1,267,672
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	3,500,000	2,042,758
Tenet Healthcare Corp.:
7.000%, 08/01/2025	1,300,000	1,277,504
5.125%, 11/01/2027(f)	4,000,000	3,958,400
4.625%, 06/15/2028(f)	300,000	294,654
		17,849,825

Home Furnishings - 0.77%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	4,722,000	4,460,826

Industrial Equipment - 0.26%
Vertical Holdco GmbH, 7.625%, 07/15/2028(f)	728,000	728,000
Vertical US Newco, Inc., 5.250%, 07/15/2027(f)	786,000	786,000
		1,514,000

Leisure Goods/Activities/Movies - 0.10%
Mood Media Borrower LLC / Mood Media Co.-Issuer, Inc., 0.296%, 12/31/2023(b)(d)(f)	7.394,816	573,098

Lodging & Casinos - 0.17%
International Game Technology PLC, 5.250%, 01/15/2029(f)	1,003,000	980,432

Nonferrous Metals/Minerals - 0.25%
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	1,447,000	1,472,323

Oil & Gas - 0.42%
CSI Compressco LP / CSI Compressco Finance, Inc.:
7.500%, 04/01/2025(f)	186,000	158,778
10.000%, 04/01/2026(d)(f)	578,000	367,030
Talos Production LLC / Talos Production Finance, Inc., 11.000%, 04/03/2022	2,000,000	1,890,000
		2,415,808

Property & Casualty Insurance - 0.95%
AssuredPartners, Inc., 7.000%, 08/15/2025(f)	4,545,000	4,559,158
GTCR AP Finance, Inc., 8.000%, 05/15/2027(f)	955,000	986,448
		5,545,606

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	41

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Principal Amount	Value
Radio & Television - 2.00%
Univision Communications, Inc.:
5.125%, 02/15/2025(f)	$3,798,000	$3,589,129
6.625%, 06/01/2027(f)	8,356,000	8,011,315
		11,600,444

Surface Transport - 0.51%
XPO Logistics, Inc., 6.250%, 05/01/2025(f)	2,812,000	2,950,843

Telecommunications - 1.42%
Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026(f)	4,714,000	4,463,687
Zayo Group Holdings, Inc., 4.000%, 03/01/2027(f)	4,000,000	3,803,120
		8,266,807

TOTAL CORPORATE BONDS
(Cost $179,041,400)		159,751,940

	Shares
COMMON STOCK - 1.36%
Building & Development - 0.20%
Brock Holdings III Inc.(b)	164,832	–
Dayton Superior LLC(b)(g)	15,747	1,180,994
		1,180,994

Business Equipment & Services - 0.07%
Expanse Energy(b)(g)	169,664	424,160

Leisure Goods/Activities/Movies - 0.00%
Mood Media Corp.(b)(g)	3,709,356	–

Oil & Gas - 1.09%
Ascent Resources - Equity(b)(g)	886,921	665,191
RDV Resources, Inc.(b)(g)	62,301	–
Ridgeback Resources Inc.(b)(g)	1,201,345	4,557,253
SandRidge Energy, Inc.(g)	135,154	174,348
Templar Energy LLC(b)(g)	197,643	–
Titan Energy LLC(g)	29,318	2,023
Total Safety Holdings, LLC(g)	2,951	929,565
		6,328,380

TOTAL COMMON STOCK
(Cost $44,499,820)		7,933,534

PREFERRED STOCK - 0.00%
Oil & Gas - 0.00%
Templar Energy LLC(b)(g)	131,013	–

TOTAL PREFERRED STOCK
(Cost $1,310,126)		–

WARRANTS - 0.00%(h)
Healthcare - 0.00%
Carestream Health expires 12/31/2021 at $0.01(b)	228	–

See Notes to Financial Statements.

42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2020 (Unaudited)

	Shares	Value
Oil & Gas - 0.00%(h)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	229,630	$6,889

TOTAL WARRANTS
(Cost $25,062)		6,889

Total Investments - 158.47%
(Cost $1,045,303,184)		921,238,460

Other Assets in Excess of Liabilities - 1.87%		10,897,714

Mandatory Redeemable Preferred Shares - (7.79)%
(liquidation preference plus distributions payable on term preferred shares)		(45,285,626)

Leverage Facility - (52.55)%		(305,500,000)

Net Assets - 100.00%		$581,350,548

Amounts above are shown as a percentage of net assets as of June 30, 2020.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1W US L - 1 Week LIBOR as of June 30, 2020 was 0.10%

1M US L - 1 Month LIBOR as of June 30, 2020 was 0.16%

2M US L - 2 Month LIBOR as of June 30, 2020 was 0.23%

3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

6M US L - 6 Month LIBOR as of June 30, 2020 was 0.37%

12M US L - 12 Month LIBOR as of June 30, 2020 was 0.55%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end and is therefore non-income producing.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	A portion of this position was not funded as of June 30, 2020. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2020, the Fund has unfunded delayed draw loans in the amount of $781,144. Fair value of these unfunded delayed draws was $672,872.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $144,642,641, which represented approximately 24.88% of net assets as of June 30, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	43

Blackstone / GSO Funds	Statements of Assets and Liabilities

 June 30, 2020 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $344,543,705, $308,360,649 and $1,045,303,184, respectively)	$311,941,155	$282,951,005	$921,238,460
Cash	9,475,432	2,481,916	10,372,942
Receivable for investment securities sold	19,374,701	11,334,692	39,378,237
Interest receivable	1,240,746	1,364,906	5,735,224
Prepaid offering cost	–	136,431	–
Prepaid expenses and other assets	90,020	91,987	126,400
Total Assets	342,122,054	298,360,937	976,851,263

LIABILITIES:
Payable for investment securities purchased	25,323,882	13,523,172	43,244,489
Leverage facility	104,100,000	91,400,000	305,500,000
Interest due on leverage facility	83,730	19,456	164,465
Accrued investment advisory fee payable	230,448	170,954	750,203
Accrued fund accounting and administration fees payable	74,796	63,682	248,891
Accrued trustees' fees payable	25,766	20,298	68,626
Other payables and accrued expenses	136,353	198,661	486,403
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(110,217) and $(247,988), respectively)(a)	–	19,889,783	44,752,012
Distributions payable on mandatory redeemable preferred shares	–	126,945	285,626
Total Liabilities	129,974,975	125,412,951	395,500,715
Net Assets Attributable to Common Shareholders	$212,147,079	$172,947,986	$581,350,548

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 14,663,239, 12,707,797, 44,664,382 shares issued and outstanding)	$14,663	$12,708	$44,664
Paid-in capital in excess of par value	279,131,267	236,863,598	839,639,553
Total distributable earnings	(66,998,851)	(63,928,320)	(258,333,669)
Net Assets Attributable to Common Shareholders	$212,147,079	$172,947,986	$581,350,548

Net Asset Value per Common Share	$14.47	$13.61	$13.02

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$12,167,944	$11,083,840	$36,974,305
Facility and other fees	37,672	40,980	147,407
Total Investment Income	12,205,616	11,124,820	37,121,712

EXPENSES:
Investment advisory fee	1,485,148	1,061,756	4,773,368
Fund accounting and administration fees	175,241	136,815	539,946
Insurance expense	38,822	37,153	55,658
Legal and audit fees	152,001	124,938	241,882
Custodian fees	49,152	29,493	95,051
Trustees' fees and expenses	51,458	40,732	138,164
Printing expense	18,282	13,765	32,138
Transfer agent fees	9,804	15,199	14,973
Interest on leverage facility	1,217,981	1,085,498	3,490,161
Amortization of deferred financing costs	–	17,894	40,262
Other expenses	11,933	25,358	37,009
Distributions to mandatory redeemable preferred shares	–	360,418	810,940
Total Expenses	3,209,822	2,949,019	10,269,552
Net Investment Income	8,995,794	8,175,801	26,852,160

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(20,953,575)	(20,000,981)	(61,562,866)
Net realized loss:	(20,953,575)	(20,000,981)	(61,562,866)
Change in unrealized appreciation/depreciation on:
Investment securities	(11,690,081)	(8,222,080)	(42,695,030)
Net unrealized loss:	(11,690,081)	(8,222,080)	(42,695,030)
Net Realized and Unrealized Loss on Investments	(32,643,656)	(28,223,061)	(104,257,896)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(23,647,862)	$(20,047,260)	$(77,405,736)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	45

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income(a)	$8,995,794	$19,947,978	$8,175,801	$18,531,849	$26,852,160	$60,185,232
Net realized loss	(20,953,575)	(2,062,142)	(20,000,981)	(592,820)	(61,562,866)	(4,373,097)
Net change in unrealized appreciation/depreciation on investments	(11,690,081)	1,158,024	(8,222,080)	2,157,068	(42,695,030)	1,638,151
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(23,647,862)	19,043,860	(20,047,260)	20,096,097	(77,405,736)	57,450,286

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(7,371,130)	(20,120,070)	(7,002,132)	(18,585,586)	(22,555,513)	(59,716,278)
Net Decrease in Net Assets from Distributions to Common Shareholders	(7,371,130)	(20,120,070)	(7,002,132)	(18,585,586)	(22,555,513)	(59,716,278)

Cost of shares repurchased	(7,681,457)	–	–	–	–	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	279,180	15,002	72,417	–	–
Net Increase/(Decrease) from Capital Share Transactions	(7,681,457)	279,180	15,002	72,417	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(38,700,449)	(797,030)	(27,034,390)	1,582,928	(99,961,249)	(2,265,992)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	250,847,528	251,644,558	199,982,376	198,399,448	681,311,797	683,577,789
End of period	$212,147,079	$250,847,528	$172,947,986	$199,982,376	$581,350,548	$681,311,797

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $360,418 and $810,940, respectively, to holders of MRPS for the six months ended June 30, 2020. For the fiscal year ended December 31, 2019, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $727,970 and $1,637,931, respectively, to holders of MRPS. See Note 11 for details on tax characterization of distributions.

See Notes to Financial Statements.

46	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2020 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(23,647,862)	$(20,047,260)	$(77,405,736)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(117,776,808)	(109,197,707)	(355,482,184)
Payment-in-kind interest	(59,032)	(84,382)	(837,868)
Proceeds from disposition of investment securities	147,288,110	123,659,202	402,504,190
Net discounts (accreted)/premiums amortized	(538,078)	(489,926)	(1,777,150)
Net realized (gain)/loss on:
Investment securities	20,953,575	20,000,981	61,562,866
Net change in unrealized (appreciation)/depreciation on:
Investment securities	11,690,081	8,222,080	42,695,030
Amortization of deferred financing costs	–	17,894	40,262
(Increase)/Decrease in assets:
Interest receivable	168,449	302,284	408,396
Prepaid offering costs	–	(136,431)	–
Prepaid expenses and other assets	(58,906)	(62,228)	(81,703)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	(582)	(1,311)
Interest due on loan facility	(587,075)	(348,447)	(412,939)
Accrued investment advisory fees payable	(54,951)	(32,635)	(166,589)
Accrued fund accounting and administration expense	(10,770)	(9,393)	(4,805)
Accrued trustees' fees payable	2,555	1,880	5,759
Other payables and accrued expenses	(139,800)	(2,420)	54,309
Net Cash Provided by (Used in) Operating Activities	37,229,488	21,792,910	71,100,527

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	22,100,000	25,300,000	75,500,000
Payments on leverage facility	(41,500,000)	(41,900,000)	(126,500,000)
Cost of shares repurchased	(7,681,457)	–	–
Distributions paid - common shareholders - net of distributions reinvested	(9,207,089)	(9,045,309)	(27,915,239)
Net Cash Provided by (Used in) Financing Activities	(36,288,546)	(25,645,309)	(78,915,239)

Net Increase/(Decrease) in Cash	940,942	(3,852,399)	(7,814,712)
Cash, beginning balance	$8,534,490	$6,334,315	$18,187,654
Cash, ending balance	$9,475,432	$2,481,916	$10,372,942

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$1,805,056	$1,433,945	$3,903,100

Reinvestment of distributions	$28,737	$15,002	–

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	47

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.41		$16.48	$17.57	$17.61	$15.96	$18.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59		1.31	1.32	1.26	1.24	1.22
Net realized and unrealized gain/(loss) on investments	(2.10)		(0.06)	(1.00)	(0.14)	1.57	(2.17)
Total Income/(Loss) from Investment Operations	(1.51)		1.25	0.32	1.12	2.81	(0.95)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.49)		(1.32)	(1.41)	(1.16)	(1.16)	(1.17)
Total Distributions to Common Shareholders	(0.49)		(1.32)	(1.41)	(1.16)	(1.16)	(1.17)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchase	0.06		–	–	–	–	–
Total Capital Share Transactions	0.06		–	–	–	–	–

Net asset value per common share - end of period	$14.47		$16.41	$16.48	$17.57	$17.61	$15.96
Market price per common share - end of period	$12.86		$16.15	$15.33	$18.00	$18.08	$14.85

Total Investment Return - Net Asset Value(b)	(8.38%)		7.92%	1.88%	6.67%	18.44%	(5.19%)
Total Investment Return - Market Price(b)	(17.26%)		14.17%	(7.49%)	6.44%	30.70%	(4.72%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$212,147		$250,848	$251,645	$267,903	$268,153	$242,874
Ratio of expenses to average net assets attributable to common shares	2.88	%(c)	3.54%	3.35%	3.01%	2.59%	2.48%
Ratio of net investment income to average net assets attributable to common shares	8.07	%(c)	7.82%	7.49%	7.11%	7.48%	6.84%
Ratio of expenses to average managed assets(d)	1.95	%(c)	2.37%	2.25%	2.02%	1.74%	1.67%
Portfolio turnover rate	40	%(e)	40%	88%	135%	99%	65%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$104,100		$123,500	$124,000	$132,000	$131,000	$119,500
Average borrowings outstanding during the period (000s)	$107,463		$125,408	$132,067	$132,323	$122,782	$132,372
Asset coverage, end of period per $1,000(f)	$3,038		$3,031	$3,029	$3,030	$3,047	$3,032

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(e)	Percentage represents the results for the period and is not annualized.

(f)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

48	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.74		$15.62	$17.09	$16.94	$15.37		$17.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.64		1.46	1.46	1.34	1.40		1.48
Net realized and unrealized gain/(loss) on investments	(2.22)		0.12	(1.32)	0.05	1.60		(2.66)
Total Income/(Loss) from Investment Operations	(1.58)		1.58	0.14	1.39	3.00		(1.18)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.55)		(1.46)	(1.61)	(1.24)	(1.43)		(1.27)
Total Distributions to Common Shareholders	(0.55)		(1.46)	(1.61)	(1.24)	(1.43)		(1.27)

Net asset value per common share - end of period	$13.61		$15.74	$15.62	$17.09	$16.94		$15.37
Market price per common share - end of period	$12.05		$15.64	$13.74	$15.92	$15.92		$13.48

Total Investment Return - Net Asset Value(c)	(9.45%)		10.73%	1.25%	8.85%	21.21%		(6.04%)
Total Investment Return - Market Price(c)	(19.32%)		25.08%	(4.40%)	7.90%	29.89%		(5.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$172,948		$199,982	$198,399	$217,067	$215,236		$195,204
Ratio of expenses to average net assets attributable to common shares	3.33	%(d)	3.85%	3.73%	3.03%	2.58%		2.07%
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	3.33	%(d)	3.85%	3.73%	3.03%	2.58%		2.07%
Ratio of net investment income to average net assets attributable to common shares	9.24	%(d)	9.15%	8.52%	7.82%	8.67%		8.45%
Ratio of expenses to average managed assets(e)	2.03	%(d)	2.36%	2.31%	1.93%	1.73%		1.43%
Portfolio turnover rate	39	%(f)	40%	75%	126%	103%		72%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,127		$20,128	$20,122	$20,121	$20,125	$	N/A
Total shares outstanding (000s)	20		20	20	20	20		–
Asset coverage , end of period per $1,000	$2,552	(g)	$2,562 (g)	$2,556 (g)	$2,644 (g)	$2,905 (g)	$	N/A
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$91,400		$108,000	$107,500	$112,000	$93,000		$96,000
Average borrowings outstanding during the period (000s)	$93,732		$109,385	$115,392	$105,633	$93,684		$100,261
Asset coverage, end of period per $1,000(h)	$3,111		$3,037	$3,032	$3,117	$3,314		$3,033

(a)	Calculated using average common shares outstanding.

(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	49

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Annualized.

(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(h)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

50	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.25		$15.30	$16.89	$16.79	$15.20		$17.98
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.60		1.35	1.38	1.26	1.39		1.48
Net realized and unrealized gain/(loss) on investments	(2.32)		(0.06)	(1.46)	0.10	1.54		(2.89)
Total Income/(Loss) from Investment Operations	(1.72)		1.29	(0.08)	1.36	2.93		(1.41)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.51)		(1.34)	(1.51)	(1.26)	(1.34)		(1.37)
Total Distributions to Common Shareholders	(0.51)		(1.34)	(1.51)	(1.26)	(1.34)		(1.37)

Net asset value per common share - end of period	$13.02		$15.25	$15.30	$16.89	$16.79		$15.20
Market price per common share - end of period	$11.42		$14.38	$13.47	$15.71	$15.34		$13.37

Total Investment Return - Net Asset Value(c)	(10.76%)		9.29%	(0.02%)	8.79%	21.02%		(7.42%)
Total Investment Return - Market Price(c)	(16.99%)		17.05%	(5.37%)	10.75%	25.71%		(11.15%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$581,351		$681,312	$683,578	$754,442	$749,868		$679,029
Ratio of expenses to average net assets attributable to common shares	3.41	%(d)	3.97%	3.72%	3.29%	2.74%		2.33%
Ratio of net investment income to average net assets attributable to common shares	8.91	%(d)	8.68%	8.20%	7.38%	8.73%		8.41%
Ratio of expenses to average managed assets(e)	2.15	%(d)	2.50%	2.36%	2.10%	1.82%		1.57%
Portfolio turnover rate	39	%(f)	40%	76%	136%	93%		74%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,286		$45,287	$45,274	$45,272	$45,281	$	N/A
Total shares outstanding (000s)	45		45	45	45	45		–
Asset coverage, end of period per $1,000	$2,659	(g)	$2,697 (g)	$2,682 (g)	$2,796 (g)	$2,777 (g)	$	N/A
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$305,500		$356,500	$361,500	$375,000	$377,000		$331,000
Average borrowings outstanding during the period (000s)	$308,855		$363,945	$387,479	$384,195	$342,331		$382,162
Asset coverage, end of period per $1,000(h)	$3,050		$3,037	$3,015	$3,132	$2,989		$3,051

(a)	Calculated using average common shares outstanding.

(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	51

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Annualized.

(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(h)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

52	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders had approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the Board of Trustees of BSL (the "BSL Board") approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the "Charter Amendment"). The Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the "Term Extension"). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. As of June 30, 2020, BGX has not yet offered any shares pursuant to this shelf registration.

Blackstone / GSO Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

Semi-Annual Report | June 30, 2020	53

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2020:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$1,470,345	$3,097,675	$4,568,020
Automotive	–	1,776,717	610,589	2,387,306
Building & Development	–	17,295,374	2,001,775	19,297,149
Business Equipment & Services	–	43,699,931	10,565,783	54,265,714
Chemical & Plastics	–	4,509,700	3,189,134	7,698,834
Conglomerates	–	705,366	290,119	995,485
Containers & Glass Products	–	5,071,027	160,000	5,231,027
Drugs	–	3,785,949	1,234,895	5,020,844
Electronics/Electric	–	56,506,706	4,419,560	60,926,266
Financial Intermediaries	–	2,980,822	2,074,029	5,054,851
Healthcare	–	40,368,928	2,857,270	43,226,198
Home Furnishings	–	2,522,613	898,560	3,421,173
Industrial Equipment	–	6,131,288	2,421,714	8,553,002
Insurance	–	442,068	359,615	801,683
Leisure Goods/Activities/Movies	–	4,781,411	916,453	5,697,864
Oil & Gas	–	2,823,992	435,854	3,259,846
Retailers (except food & drug)	–	1,667,421	92,805	1,760,226
Telecommunications	–	5,867,300	1,180,047	7,047,347
Other	–	50,343,856	–	50,343,856
Collateralized Loan Obligation Securities Structured Finance Obligations	–	–	3,788,121	3,788,121
Corporate Bonds	–	18,032,476	–	18,032,476
Common Stock
Building & Development	–	–	429,451	429,451
Oil & Gas	–	–	133,038	133,038
Preferred Stock
Oil & Gas	–	–	–	–
Warrants
Healthcare	–	–	–	–
Oil & Gas	–	–	1,378	1,378
Total	–	270,783,290	41,157,865	311,941,155

Semi-Annual Report | June 30, 2020	55

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$486,299	$2,634,194	$3,120,493
Automotive	–	1,492,740	407,060	1,899,800
Building & Development	–	12,275,335	1,656,986	13,932,321
Business Equipment & Services	–	33,781,276	8,866,331	42,647,607
Chemical & Plastics	–	3,513,839	2,636,775	6,150,614
Conglomerates	–	1,200,064	237,370	1,437,434
Containers & Glass Products	–	3,331,899	106,667	3,438,566
Drugs	–	4,123,177	1,058,481	5,181,658
Electronics/Electric	–	47,082,390	3,625,327	50,707,717
Financial Intermediaries	–	2,953,169	1,696,933	4,650,102
Food Service	–	4,983,611	756,902	5,740,513
Healthcare	–	31,119,696	2,410,666	33,530,362
Home Furnishings	–	1,202,062	599,040	1,801,102
Industrial Equipment	–	3,532,000	2,075,755	5,607,755
Insurance	–	361,692	294,231	655,923
Leisure Goods/Activities/Movies	–	3,457,102	785,531	4,242,633
Oil & Gas	–	2,651,444	135,296	2,786,740
Retailers (except food & drug)	–	1,189,782	69,807	1,259,589
Telecommunications	–	7,264,802	965,493	8,230,295
Other	–	32,164,110	–	32,164,110
Collateralized Loan Obligation Securities Structured Finance Obligations	–	–	6,081,177	6,081,177
Corporate Bonds	–	47,313,589	–	47,313,589
Common Stock
Building & Development	–	–	322,089	322,089
Oil & Gas	48,816	–	–	48,816
Warrants
Healthcare	–	–	–	–
Total	48,816	245,480,078	37,422,111	282,951,005

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$1,648,013	$8,780,645	$10,428,658
Automotive	–	5,117,829	2,035,297	7,153,126
Building & Development	–	39,641,541	5,660,298	45,301,839
Business Equipment & Services	–	118,681,055	28,771,345	147,452,400
Chemical & Plastics	–	8,291,836	8,822,843	17,114,679
Conglomerates	–	6,949,763	791,233	7,740,996
Containers & Glass Products	–	11,782,614	533,333	12,315,947
Drugs	–	10,912,089	3,587,074	14,499,163
Electronics/Electric	–	163,107,257	12,998,427	176,105,684
Financial Intermediaries	–	9,336,059	5,656,444	14,992,503
Healthcare	–	95,333,797	8,124,658	103,458,455
Home Furnishings	–	1,390,955	4,549,570	5,940,525
Industrial Equipment	–	12,381,883	7,034,503	19,416,386
Insurance	–	1,205,640	980,769	2,186,409
Leisure Goods/Activities/Movies	–	8,480,388	2,662,078	11,142,466
Oil & Gas	–	10,362,263	478,405	10,840,668
Retailers (except food & drug)	–	4,693,353	257,544	4,950,897
Telecommunications	–	20,634,681	3,218,309	23,852,990
Other	–	118,652,306	–	118,652,306

56	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Blackstone / GSO Strategic Credit Fund (continued)

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds
Leisure Goods/Activities/Movies	–	–	573,098	573,098
Other	–	159,178,842	–	159,178,842
Common Stock
Building & Development	–	–	1,180,994	1,180,994
Business Equipment & Services	–	–	424,160	424,160
Leisure Goods/Activities/Movies	–	–	–	–
Oil & Gas	176,371	929,565	5,222,444	6,328,380
Preferred Stock
Oil & Gas	–	–	–	–
Warrants
Healthcare	–	–	–	–
Oil & Gas	–	–	6,889	6,889
Total	176,371	808,711,729	112,350,360	921,238,460

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Warrants	Total
Balance as of December 31, 2019	$48,036,709	$6,043,785	$515,342	$1,378	$54,597,214
Accrued discount/ premium	(1,413)	2,344	–	–	931
Realized Gain/(Loss)	(1,875,354)	(847,084)	–	–	(2,722,438)
Change in Unrealized Appreciation/(Depreciation)	(3,752,540)	(370,657)	(85,891)	–	(4,209,088)
Purchases	7,505,006	657,713	–	–	8,162,719
Sales Proceeds	(14,312,089)	(1,697,980)	–	–	(16,010,069)
Transfer into Level 3	17,396,873	–	133,038	–	17,529,911
Transfer out of Level 3	(16,191,315)	–	–	–	(16,191,315)
Balance as of June 30, 2020	$36,805,877	$3,788,121	$562,489	$1,378	$41,157,865
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2020	$(3,381,665)	$(420,073)	$(252,188)	$–	$(4,053,926)

Semi-Annual Report | June 30, 2020	57

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of December 31, 2019	$38,219,486	$8,764,282	$386,507	$47,370,275
Accrued discount/ premium	13,554	3,464	–	17,018
Realized Gain/(Loss)	(1,548,682)	(638,168)	–	(2,186,850)
Change in Unrealized Appreciation/(Depreciation)	(2,605,420)	(557,243)	(64,418)	(3,227,081)
Purchases	6,357,329	657,713	–	7,015,042
Sales Proceeds	(11,676,848)	(2,148,871)	–	(13,825,719)
Transfer into Level 3	14,539,777	–	–	14,539,777
Transfer out of Level 3	(12,280,351)	–	–	(12,280,351)
Balance as of June 30, 2020	$31,018,845	$6,081,177	$322,089	$37,422,111
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2020	$(2,636,235)	$(606,561)	$(64,418)	$(3,307,214)

Blackstone/GSO Strategic Credit Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Warrants	Total
Balance as of December 31, 2019	$133,526,932	$5,789,915	$9,734,833	$6,889	$149,058,569
Accrued discount/ premium	45,535	64,978	–	–	110,513
Realized Gain/(Loss)	(5,461,915)	–	–	–	(5,461,915)
Change in Unrealized Appreciation/(Depreciation)	(9,106,759)	(5,844,853)	(3,572,426)	–	(18,524,038)
Purchases	20,030,334	563,058	–	–	20,593,392
Sales Proceeds	(42,284,143)	–	–	–	(42,284,143)
Transfer into Level 3	51,733,384	–	665,191	–	52,398,575
Transfer out of Level 3	(43,540,593)	–	–	–	(43,540,593)
Balance as of June 30, 2020	$104,942,775	$573,098	$6,827,598	$6,889	$112,350,360
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2020	$(8,788,778)	(5,844,853)	$(4,403,915)	$–	$(19,037,546)

58	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$36,805,877	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	3,788,121	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	562,489	Third-party vendor pricing service	Broker quotes	N/A
	–	Performance Multiple Methodology	EBITDA Multiple(a)	3.00x
Warrants	1,378	Third-party vendor pricing service	Broker quotes	N/A
	–	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$31,018,845	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	6,081,177	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	322,089	Third-party vendor pricing service	Broker quotes	N/A
	–	Performance Multiple Methodology	EBITDA Multiple(a)	3.00x
Warrants	–	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$104,942,775	Third-party vendor pricing service	Broker quote	N/A
Corporate Bonds	573,098	Asset Recoverability	EBITDA Multiple(a)	5.32x
Common Stock	2,270,345	Third-party vendor pricing service	Broker quote	N/A
	–	Performance Multiple Methodology	EBITDA Multiple(a)	3.00x
	–	Performance Multiple Methodology	EBITDA Multiple(a)	5.32x
	4,557,253	Performance Multiple Methodology	EBITDA Multiple(a)	6.87x
			Proved & Probable PV-10(a)	0.37x
			Daily Production (BOE/D)(a)	$28.0
			Proved & Probable Reserves (MMboe)(a)	4.51x
	–	Performance Multiple Methodology	EBITDA Multiple(a)	7.38x
	–	Performance Multiple Methodology	EBITDA Multiple(a)	3.00x
Warrants	6,889	Third-party vendor pricing service	Broker quotes	N/A
	–	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Proved & Probable PV-10	Increase	Decrease
Daily Production	Increase	Decrease
Proved & Probable Reserves	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Semi-Annual Report | June 30, 2020	59

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the six months ended June 30, 2020, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of, and during, the six months ended June 30, 2020, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter.

Offering Costs: Offering costs incurred in connection with BGX's shelf registration statement, through June 30, 2020, are approximately $136,431. The Statement of Assets and Liabilities reflects the current offering costs of $136,431 as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to June 30, 2020, will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

COVID-19 and Global Economic and Market Conditions: During the first quarter of 2020, the World Health Organization designated the global outbreak of COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The ongoing COVID-19 pandemic and restrictions on non-essential businesses have caused disruption in the U.S. and global economies. Despite significant market rebounds across many asset classes in the second quarter of 2020, the continued rapid development of this situation and uncertainty regarding potential economic recovery precludes any prediction as to the ultimate adverse impact of COVID-19 on financial market and economic conditions. The estimates and assumptions underlying these financial statements are based on the information available as of June 30, 2020, including judgments about the financial market and economic conditions which may change over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group Inc.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets (defined below).

Trustee Fees: Effective January 1, 2020, the Funds and the Blackstone / GSO Floating Rate Enhanced Income Fund (the “GSO Closed-End Funds”) agreed to pay a retainer fee of $145,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the GSO Closed-End Funds.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”), serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the six months ended June 30, 2020, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$133,924,077	$161,230,727
Blackstone / GSO Long-Short Credit Income Fund	114,233,795	131,691,767
Blackstone / GSO Strategic Credit Fund	371,621,502	429,837,122

Fund	Cost of In-Kind Investments Purchased	Proceeds from In-Kind Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$59,032	$–
Blackstone / GSO Long-Short Credit Income Fund	84,382	–
Blackstone / GSO Strategic Credit Fund	837,868	–

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the six months ended June 30, 2020, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the investment adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $59,853, $39,536, and $93,010 for BSL, BGX, and BGB, respectively, as of the six months ended June 30, 2020 is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

NOTE 6. SHARE REPURCHASE PROGRAM

In connection with the approval of the Term Extension by shareholders on February 19, 2020, BSL has implemented a share repurchase program (the “Share Repurchase Program”) over the remaining life of the Fund. The Fund will repurchase up to 15% of outstanding shares in the open market under certain circumstances. If shares of BSL trade at an average discount to BSL’s NAV per share of greater than 10% over any rolling forty (40) business day period, BSL will seek to buy back up to 15% of its outstanding shares through the open market (the “Repurchase Quantity”), subject to reasonable volume limitations and a maximum price of 90% of the Fund’s NAV per share. (“Repurchase Price Ceiling”). If the Share Repurchase Program is triggered but an amount of shares less than the Repurchase Quantity is repurchased subject to the Repurchase Price Ceiling, the Fund will continue the Share Repurchase Program the next time, if applicable, shares can be repurchased at a price below the Repurchase Price Ceiling. Such repurchase may continue throughout the remaining life of the Fund, until shares repurchased equal the Repurchase Quantity.

BSL’s Share Repurchase Program was triggered on April 22, 2020. For the period from April 23, 2020 to June 30, 2020, BSL repurchased 622,943 shares of its common stock on the open market, which represented approximately 4.08% of the shares outstanding at April 22, 2020 at a total cost, inclusive of commissions ($0.02 per share), of $7,681,457 at a per-share weighted average discount to NAV of 10.87%.

Semi-Annual Report | June 30, 2020	61

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 7. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
Common shares outstanding - beginning of period	15,286,182	15,269,106
Common shares issued as reinvestment of dividends	–	17,076
Less Shares Repurchased	(622,943)	–
Common shares outstanding - end of period	14,663,239	15,286,182

Blackstone / GSO Long-Short Credit Income Fund	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
Common shares outstanding - beginning of period	12,706,839	12,702,160
Common shares issued as reinvestment of dividends	958	4,679
Common shares outstanding - end of period	12,707,797	12,706,839

Blackstone / GSO Strategic Credit Fund	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 8. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). BGB defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions ("BGB Managed Assets"). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At June 30, 2020, 83.45% of BSL’s Managed Assets were held in Senior Loans, 80.60% of BGX's Managed Assets were held in Secured Loans, and 98.01% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Instruments in which the Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Funds invest may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Funds and/or issuers of instruments in which the Trust may invest may also reference LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of ratesetting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

62	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Funds may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Funds, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2020, BSL, BGX and BGB had invested $25,636,482, $30,736,842 and $100,700,123, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

Semi-Annual Report | June 30, 2020	63

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 9. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the six months ended June 30, 2020, BGX did not enter into any credit default swaps.

64	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 10. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000, rated “AA” by Fitch Ratings, with Rating Watch Negative (RWN) designations as of June 30, 2020. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at June 30, 2020. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of June 30, 2020 are shown on BGB’s and BGX’s Statements of Assets and Liabilities. The amount of expense amortized during the six months ended June 30, 2020 is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declarations of Trust, Bylaws, or the applicable Securities Purchase Agreements or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019, to borrow up to a limit of $142 million, with $48 million for tranche A loans (“BSL Tranche A Loans”) and $94 million for tranche B loans (“BSL Tranche B Loans”). BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, and as further amended on January 10, 2020 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL’s, BGB’s and BGX’s Leverage Facilities is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest period Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At June 30, 2020, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $104,100,000, $91,400,000, and $305,500,000, at an interest rate of 1.19%, 1.25%, and 1.19%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2020. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the six months ended June 30, 2020, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $107,462,637 and 2.13%, $93,731,868 and 2.14%, and $308,854,945 and 2.10%, respectively.

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

Semi-Annual Report | June 30, 2020	65

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2020, BSL’s, BGX’s, and BGB’s leverage represented 32.92%, 39.18% and 37.61% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 7.03% and 4.83% of Managed Assets attributable to the MRPS, respectively.

NOTE 11. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, are allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2019 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone / GSO Senior Floating Rate Term Fund	$(94,375)	$94,375
Blackstone / GSO Long-Short Credit Income Fund	$(16,763)	$16,763
Blackstone / GSO Strategic Credit Fund	$(76,633)	$76,633

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2019:

2019	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$20,120,070	$19,313,556	(a)	$61,354,209	(a)
Total	$20,120,070	$19,313,556		$61,354,209

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2019, and as such were deemed to arise on the first day of the year ended December 31, 2020, were as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$–	$15,255,488
Blackstone / GSO Long-Short Credit Income Fund	$463,965	$19,389,546
Blackstone / GSO Strategic Credit Fund	$400,602	$77,248,655

Capital losses arising in the post-October period of the current taxable year may be deferred to the next taxable year to the extent that the fund makes an election to do so. Any post-October losses elected to be deferred in the current year are treated as arising on the first day of the next taxable year. For the year ended December 31, 2019 there were no post-October losses deferred by the Funds. The table below shows any post- October losses elected to be deferred for the year ended December 31, 2018, and as such were treated as arising on the first day of the tax year ended December 31, 2019.

66	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2020 (Unaudited)

Fund	Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund	$117,519
Blackstone / GSO Strategic Credit Fund	$4,288,118

At December 31, 2019, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$309,944	$479,090	$1,477,075
Accumulated capital losses	(15,255,488)	(19,853,511)	(77,649,257)
Unrealized depreciation	(21,034,315)	(17,376,980)	(81,913,301)
Other Cumulative effect of timing differences	–	(127,527)	(286,937)
Total	$(35,979,859)	$(36,878,928)	$(158,372,420)

At June 30, 2020, the amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities, were as follows*:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$344,869,948	$308,643,748	$1,046,239,877
Gross appreciation (excess of value over tax cost)	$632,852	$717,454	$2,471,907
Gross depreciation (excess of tax cost over value)	(33,561,645)	(26,410,197)	(127,473,324)
Net unrealized depreciation	$(32,928,793)	$(25,692,743)	$(125,001,417)

*	Amounts computed using book/tax differences as of December 31, 2019.

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On June 9, 2020, a monthly distribution of $0.093 per share was declared to common shareholders, payable on July 31, 2020 to common shareholders of record on July 24, 2020. On June 9, 2020, a monthly distribution of $0.093 per share was declared to common shareholders, payable August 31, 2020 to common shareholders of record on August 24, 2020.

Shareholder Distributions for BGX: On June 9, 2020, a monthly distribution of $0.100 per share was declared to common shareholders, payable on July 31, 2020 to common shareholders of record on July 24, 2020. On June 9, 2020, a monthly distribution of $0.100 per share was declared to common shareholders, payable August 31, 2020 to common shareholders of record on August 24, 2020.

Shareholder Distributions for BGB: On June 9, 2020, a monthly distribution of $0.094 per share was declared to common shareholders, payable on July 31, 2020 to common shareholders of record on July 24, 2020. On June 9, 2020, a monthly distribution of $0.094 per share was declared to common shareholders, payable August 31, 2020 to common shareholders of record on August 24, 2020.

ATM Program for BGX: On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares, pursuant to a prospectus supplement filed with the SEC on August 19, 2020 and the shelf registration statement declared effective on May 22, 2020.

Semi-Annual Report | June 30, 2020	67

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

June 30, 2020 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

68	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information

June 30, 2020 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at http://www.blackstone-gso.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Special Meeting of Shareholders- Voting Results

On February 19, 2020 BSL held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Amendment of the charter to revise the maximum extension period of BSL’s dissolution date.

	Number of Shares	% of Shares Voted
Affirmative	7,433,059.67	92.14%
Withheld	490,675.00	6.08%
Abstain	143,809.00	1.78%
Total	8,067,543.67	100.00%

Proposal 2: Subject to the approval of Proposal 1, extension of BSL’s term to May 31, 2027

	Number of Shares	% of Shares Voted
Affirmative	7,423,789.67	92.02%
Withheld	404,949.00	5.02%
Abstain	238,805.00	2.96%
Total	8,067,543.67	100.00%

BSL Annual Meeting of Shareholders- Voting Results

On April 23, 2020 BSL held its annual meeting of shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of Edward H. D’Alelio as Class III Trustee of BSL, term to expire at the 2023 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	13,011,801.00	96.27%
Withheld	503,499.00	3.73%
Total	13,515,300.00	100.00%

Semi-Annual Report | June 30, 2020	69

Blackstone / GSO Funds	Additional Information

June 30, 2020 (Unaudited)

BGX Annual Meeting of Shareholders- Voting Results

On April 23, 2020 BGX held its annual meeting of shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of Edward H. D’Alelio as Class II Trustee of BGX, term to expire at the 2023 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	11,098,619.00	97.58%
Withheld	275,599.00	2.42%
Total	11,374,218.00	100.00%

BGB Annual Meeting of Shareholders- Voting Results

On April 23, 2020 BGB held its annual meeting of shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of Edward H. D’Alelio as Class I Trustee of BGB, term to expire at the 2023 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	38,957,857.10	97.89%
Withheld	840,343.00	2.11%
Total	39,798,200.10	100.00%

70	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

FACTS	WHAT DOES BLACKSTONE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.
This information can include:

●    Social Security number and income

●    Assets and investment experience

●    Risk tolerance and transaction history

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing. (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Blackstone share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don't share

To limit our sharing

●    Email a copy of the Mail-in Form below identifying any/all you want to limit at PrivacyQueries@Blackstone.com, and/or mail to the address indicated below.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Email us at PrivacyQueries@Blackstone.com or go to www.blackstone.com/privacy.

Semi-Annual Report | June 30, 2020	71

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

Mail-in Form
Mark any/all you want to limit:
☐ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
☐ Do not allow your affiliates to use my personal information to market to me.
Name
Address

City, State, Zip

Mail to:	Attention: Data Policy and Strategy Officer, Legal & Compliance The Blackstone Group 345 Park Avenue New York NY 10154

Who We Are
Who is providing this notice?	Blackstone Registered Funds
What We Do
How does Blackstone protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Blackstone collect my personal information?

We collect your personal information, for example, when you

●    open an account or give us your income information

●    provide employment information or give us your contact information

●    tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes — information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.

72	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include companies with a Blackstone name, financial companies such as GSO Capital Partners LP, Strategic Partners Fund Solutions, and our affiliates listed in Appendix A to our Online Privacy Notice at www.blackstone.com/privacy.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Blackstone does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● Our joint marketing partners include financial services companies.
Other Important Information

Blackstone Registered Funds include Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund.

California Residents – In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents – In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Semi-Annual Report | June 30, 2020	73

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

1. Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

●	"Personal Data" has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with 'know your client'/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2. Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data with (together, the Fund Parties).

●	Where we use the terms "we", "us" and "our" in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a "data controller". In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3. What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

74	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

●	Identifiers (e.g., real name, alias, postal address, email address, social security or driver's licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including 'know your client', anti-money laundering, and sanctions checks, online registration details, and other contact information);
●	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
●	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);
●	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
●	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);
●	Professional or employment-related information (e.g., current or past job history); and
●	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

	WHAT	HOW
1	Personal Data that you give us

●    from the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●    when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

●    when you make transactions with respect to the Fund

●    when you interact with our online platforms and websites (such as bxaccess.com)

●    when you purchase securities from us and/or tell us where to send money

●    from cookies, web beacons, and similar interactions when you or your devices access our sites

●    when we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

2	Personal Data we obtain from others

●    publicly available and accessible directories and sources

●    bankruptcy registers

●    tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●    governmental and competent regulatory authorities to whom we have regulatory obligations

●    credit agencies

●    fraud prevention and detection agencies and organisations

●    transaction counterparties

Semi-Annual Report | June 30, 2020	75

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

	WHY	HOW
1	Contract

It is necessary to perform our contract with you to:

●    administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our funds

●    meet the resulting contractual obligations we have to you

●    facilitate the continuation or termination of the contractual relationship between you and the Fund

●    facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2	Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●    undertake our client and investor due diligence, and on-boarding checks

●    carry out verification, 'know your client', terrorist financing, sanctions, and anti-money laundering checks

●    verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●    comply with requests from regulatory, governmental, tax and law enforcement authorities

●    for surveillance and investigation purposes

●    carry out audit checks

●    maintain statutory registers

●    prevent and detect fraud

●    comply with sanctions requirements

76	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

3	Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●    manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●    assess and process any applications or requests made by you

●    open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●    send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●    address or investigate any complaints, claims, proceedings or disputes

●    provide you with, and inform you about, our investment products and services

●    monitor and improve our relationships with investors

●    comply with applicable regulatory obligations, including anti-money laundering, sanctions and 'know your client' checks

●    assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, 'know your client' and sanctions checks)

●    manage our risk and operations

●    comply with our accounting and tax reporting requirements

●    comply with our audit requirements

●    assist with internal compliance with our policies and processes

●    ensure appropriate group management and governance

●    keep our internal records

●    prepare reports on incidents/accidents

●   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●    analyse and manage commercial risks

●    seek professional advice, including legal advice

●    enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership's or Fund vehicles' rights or obligations to evaluate proposed transactions

●    facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●    monitor communications to/from us using our systems

●    protect the security and integrity of our information technology systems

●    protect the security and safety of our buildings and locations where we operate

●    operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●   manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, correspondent and agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Semi-Annual Report | June 30, 2020	77

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●    to manage our relationship with you

●    for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

●    for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

●    delivering the services you require

●    managing your investment

●    supporting and administering investment-related activities

●    complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●    to comply with applicable laws and regulations

●    where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●    where required or requested by foreign tax authorities, including outside of the territory in which you are

●    located or domiciled (including outside of the Cayman Islands or UK/EEA)

Service Providers

●    delivering and facilitating the services needed to support our business relationship with you

●    supporting and administering investment-related activities

●    where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●    assisting these transaction counterparties with regulatory checks, such as 'know your client', and anti-money laundering procedures

●    sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
●	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

78	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

●	provision of the Personal Data is necessary for our compliance with a legal obligation; or

●	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data between different countries to affiliates and our group members, the Fund management, members of the Fund's partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws, and will include those countries in which our affiliates and service providers operate (for example, transfers from the UK/EEA, Cayman Islands, Australia, Hong Kong, Japan or Singapore to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your personal data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in section 5 above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see 13 below).

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	retain Personal Data about you throughout the life cycle of any investment you are involved in; and

●	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal or regulatory requirement, or business purpose, for retaining your Personal Data.

Semi-Annual Report | June 30, 2020	79

Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)
●	restrict the use of your Personal Data in certain circumstances
●	have incomplete or inaccurate Personal Data corrected

●	ask us to stop processing your Personal Data

●	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to "port" your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the above methods if you have a disability and require an alternative format of this notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner's Office (available at: https://ico.org.uk/global/contact-us/)

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2020 (Unaudited)

13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in July 2020.

Semi-Annual Report | June 30, 2020	81

Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2020 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), Blackstone / GSO Long-Short Credit Income Fund (“BGX”), and Blackstone / GSO Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each, an “Agreement” and collectively, the “Agreements”) with the Fund’s investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held telephonically on May 28, 2020, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of each Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”) had requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met telephonically in a private session (the “Review Session”) prior to the Contract Renewal Meeting with Independent Counsel to review the Contract Renewal Information. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under that Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and considered each Fund’s compliance record during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group L.P., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF Classification of US Senior Loan Funds Leveraged classification (the “Morningstar Senior Loan Leveraged Classification”), which consists of 32 closed-end funds. Broadridge selected the Peer Group funds primarily from the Morningstar Senior Loan Leveraged Classification to be more comparable to the Funds based upon its consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology Broadridge used to select each Fund’s Peer Group. On May 21, 2020, each of the members of the Board and Independent Counsel participated in a conference call and webinar with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that conference call and webinar. The Board noted Broadridge’s view that the relatively limited number of closed-end funds compared to the open-end fund universe creates limitations on peer grouping as compared to certain open-end funds.

The Peer Group for BSL consisted of eleven funds, including BSL, for each of the 1-, 3- and 5- year periods ended March 31, 2020 (such periods being hereinafter called the “1- year period”, the “3- year period” and the “5- year period,” respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. The Peer Groups for BGX and BGB were the same , which consisted of ten funds, including both BGX and BGB, for each of the 1-, 3- and 5- year periods. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans greater than 20% and allocations to high-yield bonds. Most Peer Group funds, similar to BGX and BGB, had a majority of their assets allocated to bank loans, while three Peer Group funds had less than 50% of their assets in bank loans. Broadridge includes funds from outside the Morningstar Senior Loan Leveraged Classification with portfolio allocations to bank loans higher than 20% in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds at that time. The Board also received the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

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Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2020 (Unaudited)

BSL

The Broadridge Performance Information comparing BSL’s performance to that of the Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked last among its Peer Group funds for the 1-year period; ranked fifth among its Peer Group funds for the 3-year period; and ranked seventh among its Peer Group funds for the 5-year period. BSL’s returns, measured on a net return basis ranked last among its Peer Group funds for the 1-year period; ranked sixth among its Peer Group funds for the 3-year period; and ranked seventh among its Peer Group funds for the 5-year period. Whether measured on a gross or net return basis, BSL’s returns were lower than the Peer Group median performance for each of the 1- and 5- year periods, and were either better than or tied with the Peer Group median performance for the 3- year period. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross and net return basis, BSL underperformed its benchmark for each of the 1-, 3-, and 5-year periods. The Broadridge Performance Information noted that BSL’s Sharpe ratio (a measure of risk-weighted return) outperformed the Peer Group median over the 1- year period. On a gross return basis, BSL’s Sharpe ratio ranked fourth, fourth and seventh among its Peer Group funds, respectively, for the 1-, 3- and 5- year periods. On a net return basis, BSL’s Sharpe ratio ranked fourth, fourth and seventh, respectively, among its Peer Group funds for the 1-, 3- and 5- year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns, measured on a gross return basis, ranked sixth among its Peer Group funds for the 1-year period; ranked fifth among its Peer Group funds for the 3- year period; and ranked seventh among its Peer Group Funds for the 5-year period. BGX’s returns, measured on a net return basis, ranked seventh among its Peer Group funds for each of the 1- and 5- year periods and ranked fifth among its Peer Group funds for the 3-year period. The Fund’s gross and net returns were better than the Peer Group median return in the 3- year period and slightly below, but in line with, the Peer Group median for the 1- and 5-year periods. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGX on a gross and net return basis underperformed its benchmark for each of the 1-, 3-, and 5-year periods. The Broadridge Performance Information noted that BGX’s Sharpe ratio (a measure of risk-weighted return) outperformed the Peer Group median over the 1- year period. On a gross return basis, BGX’s Sharpe ratio ranked fourth, fifth and seventh among its Peer Group funds, respectively, for the 1-, 3- and 5- year periods. On a net return basis, BGX’s Sharpe ratio ranked fourth, fourth and seventh, respectively, among its Peer Group funds for the 1-, 3- and 5- year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s returns, measured on a gross return basis, ranked eighth among its Peer Group funds for the 1-year period; ranked seventh among its Peer Group funds for the 3- year period; and ranked ninth among its Peer Group funds for the 5-year period. BGB’s returns, measured on a net return basis, ranked eighth among its Peer Group funds for each of the 1- and 3-year periods and ranked ninth among its Peer Group funds for the 5-year period. The Fund’s returns on both a gross and net return basis were lower than the Peer Group median performance for each of the 1-, 3- and 5-year periods. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGB on both a gross and net return basis underperformed its benchmark for each of the 1-, 3- and 5- year periods. The Broadridge Performance Information showed that BGB’s Sharpe ratio, on a gross return basis, was ranked sixth among its Peer Group funds for the 1- year period; eighth among the Peer Group funds for the 3- year period; and ninth among the Peer Group funds for the 5- year period. BGB’s Sharpe ratio on a net return basis was ranked sixth for the 1- year period and ninth for each of the 3- and 5-year periods.

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons challenging. Broadridge itself noted that the relatively limited number of closed-end funds compared to open-end funds poses particular challenges for peer grouping. The Adviser noted to the Board its concerns as to whether the Morningstar Senior Loan Leveraged Classification provided relevant and appropriate performance comparisons in the case of BGX and BGB in light of their broader investment strategies. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered and gave significant weight to information provided by the Adviser regarding the Funds and the Morningstar Senior Loan Leveraged Classification and their respective Peer Groups as to differences in each Fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

Semi-Annual Report | June 30, 2020	83

Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2020 (Unaudited)

The Board also noted the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, as well as the Adviser arranging and managing each Fund’s leverage. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Funds’ performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its respective Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to that Fund. Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) prepared by Broadridge, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with corresponding information contained in the Morningstar Senior Loan Leveraged Classification and each Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL

The eleven funds in BSL’s Peer Group had average common share net assets ranging from $108.86 million to $1,567.51 million. Eight of the other funds in the Peer Group were larger than BSL and two were smaller. The Broadridge Expense Information, comparing BSL’s actual total expenses to the Peer Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) compared on the basis of common share net assets ranked ninth among the eleven funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked tenth among the funds in the Peer Group and were higher than the Peer Group median for that expense component. The Board took into account that BSL’s shareholders have authorized the extension of its term and that, as a result, BSL’s Advisory Fee would be maintained at the same rate during the term extension.

BGX

The ten funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included both BGX and BGB) had average common share net assets ranging from $149.72 million to $960.55 million. Seven of the other funds in the Peer Group were larger than BGX and two were smaller. The Broadridge Expense Information, comparing BGX’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked third among the funds in the Peer Group and was better (i.e., lower) than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked eighth among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

BGB

The ten funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included both BGB and BGX) had average common share net assets ranging from $149.72 million to $960.55 million. Two of the other funds in the Peer Group were larger than BGB and seven were smaller. The Broadridge Expense Information, comparing BGB’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked eighth among the funds in the Peer Group and was higher than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked ninth among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

The Broadridge Expense Information noted that the gross expense ratios of BSL, BGX and BGB increased in the past year due to increases in their interest expense as applicable borrowing rates generally rose.

In its evaluation of the Advisory Fee and Broadridge Expense Information for each Fund, the Board took into account the complexity of each Fund’s investment program and the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including the Adviser’s standing and reputation in the leveraged finance market and the strength of its investment management team and trading and middle office support. The Board further noted the Broadridge Expense Information that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping. The Board considered the Adviser’s belief that smaller funds, such as BSL and BGX, may be disadvantaged in comparison with larger funds that have greater opportunities for economies of scale. The Board also considered the Adviser’s belief that other Peer Group funds that were launched prior to the financial crisis in 2008 and 2009 and that are parts of larger fund complexes than the Funds’ fund complex benefit from reduced cost-sharing opportunities and opportunities owing to economies of scale that are not available to the Funds. The Adviser provided, and the Board considered, expense information contained in the Broadridge Expense Information in support of this belief.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds require additional resources for administration; and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

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Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2020 (Unaudited)

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to each Fund was at a level which was not considered excessive by the Board in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that neither BSL nor BGB have current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board further noted that BGX was currently in the same circumstance, except that it was currently contemplating an at-the-market offering to raise additional capital. The Board determined that for each Fund, to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their Independent Counsel at which no representatives of the Adviser or Fund management were present.

Semi-Annual Report | June 30, 2020	85

Blackstone / GSO Funds	Trustees & Officers

June 30, 2020 (Unaudited)

The overall managment of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2023 BGX: 2023 BGB: 2023	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (until 2017)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2021 BGX: 2021 BGB: 2021	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2021 BGX: 2021 BGB: 2021	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds

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Blackstone / GSO Funds	Trustees & Officers

June 30, 2020 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. He joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	5	None

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite

Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.

Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2019 BGX: March 2019 BGB: March 2019 Term of Office: Indefinite

Mr. Busch is a Senior Vice President of GSO. Before joining GSO, Mr. Busch worked previously at Fifth Street Asset Management from 2012 to 2018, where he was Senior Vice President of Finance and served as Controller of the firm’s two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.

Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite

Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

Semi-Annual Report | June 30, 2020	87

Blackstone / GSO Funds	Trustees & Officers

June 30, 2020 (Unaudited)

OFFICERS (continued)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Senior Managing Director of GSO and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone / GSO Secured Lending Fund, the “Blackstone Real Estate Funds,” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund) and Blackstone Alternative Multi-Strategy Fund.
(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

88	www.blackstone-gso.com

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Compliance Officer,
Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street , Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this Report.

(b) As of the date of filing of this Report, Robert Post has been added as a portfolio manager for the registrant (also referred to as the “Fund”).

Portfolio Manager Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Post	Portfolio Manager	Since August 2020	Mr. Post currently is a Portfolio Manager of the Fund. Before joining Blackstone, Mr. Post was a junior portfolio manager at BlackRock, Inc. responsible for various leveraged loan and high yield mandates.

As of June 30, 2020, the Portfolio Manager listed above is also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Material Conflicts if Any
Robert Post					See below(1)
Registered Investment Companies	4	$2,008	0	$0
Other Pooled Investment Vehicles	37	$20,071	37	$20,071
Other Accounts	1	$240	0	$0

(1) Potential Conflicts of Interest

The purchase of common shares of beneficial interest (“Common Shares”) in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and holders of Common Shares of the Fund (“common shareholders”) will be subject to a number of actual and potential conflicts of interest involving the Firm (defined below). In addition, as a consequence of The Blackstone Group Inc. (collectively with its affiliates as the context requires, “Blackstone” and together with GSO (defined below), the “Firm”) holding a controlling interest in GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of Blackstone, “GSO”) and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or GSO / Blackstone Debt Funds Management LLC (the “Adviser”) in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other GSO Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other GSO Clients own interests) that GSO may establish, advise or sub-advise from time to time and to which GSO provides investment management or sub-advisory services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by GSO to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other GSO Clients” shall not include GSO in its role as principal of any account, including any accounts for which GSO or an affiliate thereof acts as an advisor.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other GSO Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.

“Other Clients” means, collectively, Other GSO Clients and Blackstone Clients.

The Firm’s Policies and Procedures. Because the Firm has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions, such as the Firm’s information wall policy, will from time to time reduce the synergies and collaboration across the Firm’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. For example, the Firm will come into possession of material non-public information with respect to companies, including companies in which the Fund has investments or is considering making investments. The information, which could be of benefit to the Fund, is likely to be restricted to those other businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. Additionally, the Firm may restrict or otherwise limit the Fund and/or its obligors from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any fund managed by the Firm has invested or has considered making an investment. The Firm will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors to make investments in or otherwise engage in businesses or activities competitive with companies of other advisory clients of the Firm, either as a result of contractual restrictions or otherwise. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the common shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Board of Trustees’ (the “Board”) oversight. Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. In addition, the Adviser may in certain situations choose to obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund may enter into joint transactions or cross-trades with clients or affiliates of the Adviser to the extent permitted by the 1940 Act, the Advisers Act and any applicable co-investment order from the Securities and Exchange Commission (the “SEC”). Subject to the limitations of the 1940 Act, the Fund may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds managed by GSO.

Allocation of Personnel. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. Firm personnel, including members of the investment committee, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such Other Clients of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the common shareholders. Furthermore, GSO and GSO personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of GSO may share in the fees and performance-based compensation from the Fund; similarly, GSO personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. GSO’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Adviser may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside business activities as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance that conflicts of interest between the interests of the Fund and Other Clients will be resolved favorably for the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Common shareholders will not receive any benefit from any such investments, and the financial incentives of such Firm employees in such other investments could be greater than their financial incentives in relation to the Fund.

Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the Fund invests, or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its obligors and/or assets, or service providers of the Fund. Moreover, in certain instances, the Fund or its obligors may issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships also may influence Blackstone, the Adviser and/or GSO in deciding whether to select or recommend certain service providers to perform services for the Fund or obligors (the cost of which will generally be borne directly or indirectly by the Fund or such obligors, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm.

Secondments and Internships. Certain personnel of the Firm and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors, service providers and vendors or common shareholders or other investors of the Fund and Other Clients to provide services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by the Firm and its affiliates or the organization for which the personnel are working or both. In addition, personnel of portfolio companies, vendors and service providers (including law firms and accounting firms) and common shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at or otherwise provide consulting services to, the Firm, the Fund and its obligors, and Other Clients and its portfolio companies. While often the Fund, Other Clients and their obligors or portfolio companies (as applicable) are the beneficiaries of these types of arrangements, the Firm is from time to time a beneficiary of these arrangements as well, including in circumstances where the vendor or service provider also provides services to the Fund, Other Clients, their obligors or portfolio companies (as applicable) or the Firm in the ordinary course. The Firm, the Fund, Other Clients or their obligors or portfolio companies (as applicable) could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto and the Fund may not receive any benefit as a result of these arrangements. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to the Firm, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and the Firm will endeavor in good faith to allocate the costs of these arrangements, if any, to the Firm, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance.

Other Benefits. GSO and its personnel will receive certain intangible and/or other benefits, rebates and/or discounts and/or perquisites arising or resulting from their activities on behalf of the Fund, which will not reduce the management fee or incentive fees or otherwise be shared with the Fund, investors and/or portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the investment advisory agreement (“Fund Expenses”), may result in “miles” or “points” or credit in loyalty/status programs, and such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to GSO and/or such personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne by the Fund and/or portfolio companies. GSO, its personnel, and other related persons also receive discounts on products and services provided by portfolio companies and/or customers or suppliers of such portfolio companies. Such other benefits or fees may give rise to conflicts of interest in connection with the Fund’s investment activities, and while the Adviser and GSO will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund. (See also “—Obligor/Portfolio Company Service Providers and Vendors” and “—Obligor/Portfolio Company Relationships Generally” below.)

Senior Advisors, Industry Experts and Operating Partners. GSO may engage and retain strategic advisers, consultants, senior advisors, executive advisers, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which may include former employees of Blackstone and/or GSO, as well as current employees of Blackstone’s and/or GSO’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of GSO and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from GSO or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to GSO or to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy, potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of GSO under the investment advisory agreement, the compensation to such consultants may be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not GSO. In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or the Fund may, subject to applicable law, be treated as Fund Expenses and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by GSO, be deemed paid to or received by GSO, and such amounts will not reduce the management fees or incentive fees payable.

To the extent permitted by applicable law and/or any applicable SEC-granted exemptive or no-action relief, these Senior and Other Advisors often have the right or may be offered the ability to (i) co-invest alongside the Fund, including in the specific investments in which they are involved (and for which they may be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived management fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation generally will result in the Fund being allocated a smaller share of the applicable investment. Such co-investment and/or participation may vary by transaction and such participation may, depending on its structure, reduce the Fund’s returns. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as other Blackstone Clients, may be (or have the preferred right to be) investors in GSO’s portfolio companies (which, in some cases, may involve agreements to pay performance fees or allocate profits interests to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as other Blackstone Clients, may also, subject to applicable law, have rights to co-invest with the Fund on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation.

The time, dedication and scope of work of, and the nature of the relationship with each of the Senior and Other Advisors vary considerably. In certain cases, they may provide the Adviser and/or GSO with industry-specific insights and feedback on investment themes, assist in transaction due diligence or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and may be exclusive service providers to GSO) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund may rely on these Senior and Other Advisors to recommend GSO as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisers will continue to be involved with the Fund for any length of time. In certain instances, GSO has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements) by GSO, the Fund, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, they have certain attributes of GSO “employees” (e.g., they may have dedicated offices at GSO, receive administrative support from GSO personnel, participate in general meetings and events for GSO personnel, work on GSO matters as their primary or sole business activity, service GSO exclusively, have GSO-related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for GSO employees, etc.) even though they are not considered GSO employees, affiliates or personnel for purposes of the investment advisory agreement between the Fund and GSO. Some Senior and Other Advisors may provide services only for the Fund and its obligors, while others may have other clients. Senior and Other Advisors could have conflicts of interest between their services for the Fund and its obligors, on the one hand, and themselves or other clients, on the other hand, and GSO is limited in its ability to monitor and mitigate these conflicts. GSO expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with GSO, the Fund and/or any portfolio companies for the duration of the relevant investments.

As an example of the foregoing, in certain investments through joint ventures, investment platforms, other entities or similar arrangements, the Fund will from time to time enter into an arrangement with one or more individuals (who may be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, may have experience or capability in sourcing or managing investments, and may form a management team) to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund, or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or other similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliated entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fee.

In addition, the Adviser may engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors may receive reimbursement of reasonable related expenses by portfolio companies or the Fund and may have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors may receive special additional fees or allocations comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not GSO.

Multiple Firm Business Lines. The Firm has multiple business lines, including the Blackstone Capital Markets Group, which, subject to applicable law, Blackstone, GSO, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties may engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with GSO that would be relevant to monitoring the Fund’s investments and other activities. Additionally, Blackstone, GSO or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its obligors and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, GSO or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. (See also “—Other Blackstone and GSO Clients; Allocation of Investment Opportunities”). Finally, Blackstone and GSO personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, in which case the Fund will not benefit from their experience. The common shareholders will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships (e.g., investments in a competitor of a client or other person with whom Blackstone has a relationship). The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. (See “—Other Blackstone and GSO Clients; Allocation of Investment Opportunities” and “—Obligor/Portfolio Company Relationships Generally.”) Subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Finally, Blackstone and other Blackstone Clients could acquire shares in the Fund in the secondary market. Blackstone and other Blackstone Clients would generally have greater information than counterparties in such transactions, and the existence of such business could produce conflicts, including in the valuation of the Fund’s Investments.

Minority Investments in Asset Management Firms. Blackstone and other Blackstone Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, other Blackstone Clients and their respective portfolio companies, and which may from time to time engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their sponsored funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third party asset management firm that are included in the transaction or activities of the third party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third party asset management firms, Blackstone may nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and other Blackstone Clients, including BSCH, do not intend to control such third party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and other Blackstone Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third party asset managers may not be affiliated with the Fund within the meaning of the 1940 Act, Blackstone may, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein may give rise to conflicts of interest. Participation rights in a third party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that may have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective obligors and portfolio companies may from time to time engage in transactions with, and buy and sell investments from, any such third party asset managers and their sponsored funds, and such transactions and other commercial arrangements between such third party asset managers and the Fund and its obligors are not subject to approval by the Board. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its obligors, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. These conflicts related to investments in and arrangements with other asset management firms, will not necessarily be resolved in favor of the Fund.

Data. The Firm receives or obtains various kinds of data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable), including data and information relating to business operations, trends, budgets, customers and other metrics, some of which is sometimes referred to as “big data.” The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable). The Firm has entered and will continue to enter into information sharing and use arrangements with the Fund, Other Clients and their obligors or portfolio companies (as applicable), related parties and service providers, which may give the Firm access to (and rights regarding) data that it would not otherwise obtain in the ordinary course. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its obligors also provides material benefits to Blackstone, GSO or Other Clients without compensation or other benefit accruing to the Fund or common shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone, GSO and Other Clients that do not own an interest in the portfolio company, without compensation or benefit to the Fund or its obligors.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including to trade for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading can be expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or common shareholders.

The sharing and use of “big data” and other information presents potential conflicts of interest and the common shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees, costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise be shared with the Fund or common shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Data Management Services. Blackstone or an affiliate of Blackstone formed in the future may provide data management services to portfolio companies and may also provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services may include assistance with obtaining, analyzing, curating, processing, packaging, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the investment advisory agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder may be pooled with data from other Data Holders. Any revenues arising from such pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by GSO in its sole discretion, with GSO able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data management services, which may include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation may also include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)), provided that any compensation amounts will not exceed market rates for such services as determined by GSO to be appropriate under the circumstances. Additionally, Blackstone may determine to share the products from such Data Management Services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders would not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone could create incentives for the Firm to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Blackstone and GSO Strategic Relationships. Blackstone and GSO have entered, and it can be expected that Blackstone and GSO in the future will enter, into strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or GSO that could incorporate one or more strategies in addition to the Fund’s strategy (“Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or GSO strategies that would not apply to any other investor’s investment in the Fund. A Strategic Relationship often involves an investor agreeing to make a capital commitment to multiple Blackstone or GSO funds, one of which may include the Fund. Common shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) and will be unable to elect in the “most-favored-nations” election process any rights or benefits afforded through a Strategic Relationship. Specific examples of such additional rights and benefits include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest, secondment of personnel from the investor to Blackstone or GSO (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside GSO or Blackstone funds (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or GSO funds (including in respect of any carried interest and/or management fees to be charged with respect thereto, as well as any additional discounts or rebates with respect thereto or other penalties that may result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). The co-investment that is part of a Strategic Relationship may include co-investment in investments made by the Fund. Blackstone, including its personnel (including GSO personnel), may receive compensation from Strategic Relationships and be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships may therefore result in fewer co-investment opportunities (or reduced or no allocations) being made available to common shareholders, subject to the 1940 Act.

Portfolio Operations Group. Members of Blackstone’s Portfolio Operations group, who are Blackstone employees, are permitted to provide services to the Fund’s obligors, and any payments made by such obligors to Blackstone for reimbursement of the internal compensation costs for time spent on such obligors will not reduce the management fee payable by the Fund. As a result, Blackstone may be incentivized to cause members of the Portfolio Operations group to spend more time on the Fund’s obligors as compared to portfolio companies of Other Clients that do reduce the management fee offset. There can be no assurance that members of the Portfolio Operations group will be able to provide their services to portfolio companies and/or that any individuals within the Portfolio Operations group will remain employed by Blackstone.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its obligors may purchase investments or assets from or sell investments or assets to common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its obligors, on the one hand, and common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any common shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a common shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the Fund or any of its obligors to purchase or sell any asset or investment from or to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Common shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, GSO may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

GSO has received an exemptive order that permits certain funds, among other things, to co-invest with certain other persons, including certain affiliates of GSO, and certain funds managed and controlled by GSO and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including GSO and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Clients, in whole or in part). Actual or potential conflicts of interest may arise with respect to the relationship of the Fund and its obligors with the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Clients and the Fund. BIS Clients may have investment objectives that overlap with those of the Fund or its obligors, and such BIS Clients may invest, as permitted by applicable law and the Fund’s exemptive relief, alongside the Fund or such obligors in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such obligors. BIS Clients will also participate in transactions related to the Fund and/or its obligors (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its obligors or in other transactions related to the Fund or its obligors, BIS Clients may or may not invest or divest at the same time or on the same terms as the Fund or the applicable obligors. BIS Clients may also from time to time acquire investments and obligors directly or indirectly from the Fund, as permitted by applicable law and the Fund’s exemptive relief. In circumstances where GSO determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, GSO or the Adviser implements, the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its discretion, involve independent members of the board of a portfolio company or a third party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest.

Allocation of Portfolios. The Firm may have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool may have a return profile appropriate for the Fund, while others may have a return profile not appropriate for the Fund but appropriate for Other Clients. Also, a pool may contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore, subject to applicable law and the conditions of the Fund’s co-investment relief, among the Fund and Other Clients acquiring any of the assets, securities and instruments. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund.

Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause the Fund or Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and, subject to applicable law, a decision by GSO to take any particular action could have the effect of benefiting an Other Client (and, incidentally, may also have the effect of benefiting GSO) and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The common shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest to the extent permitted by the 1940 Act.

Related Financing Counterparties. The Fund may invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its obligors. GSO takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, GSO and their funds, and such other factors that Blackstone and GSO deem relevant under the circumstances. The cost of debt alone is not determinative.

The Firm could have incentives to cause the Fund and its obligors to accept less favorable financing terms from a common shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund or a portfolio company occupies a more senior position in the capital structure than a common shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer more favorable financing terms to such parties. In the case of a related party financing between the Fund or its obligors, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their obligors or portfolio companies (as applicable) delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to common shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from common shareholders or the Board in the case of any of these conflicts.

The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions may be taken for the benefit of the Fund and its obligors that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its obligors, the Firm may decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants.

In connection with negotiating loans and bank financings in respect of GSO-sponsored transactions, GSO will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such GSO-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its obligors receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund may take actions for its benefit, particularly if the Fund’s Investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Clients can be expected to provide financing to the Fund and its obligors subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular Investment. Participation by Other Clients in some but not all financings of the Fund and its obligors may adversely impact the ability of the Fund and its obligors to obtain financing from third parties when Other Clients do not participate, as it may serve as a negative signal to market participants.

Any financing provided by a common shareholder or an affiliate to the Fund or a portfolio company is not a capital contribution to the Fund and does not reduce the unused capital commitment of such common shareholder.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its obligors. The Firm owes a fiduciary duty to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described above in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them.

Similarly, certain Other Clients may invest in securities of publicly traded companies that are actual or potential investments of the Fund or its obligors. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund or its obligors in any such securities or related securities. In addition, the Fund may not pursue an investment in a portfolio company otherwise within the investment strategy of the Fund as a result of such trading activities by Other Clients.

Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser, GSO and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations

GSO will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Advisers Act, and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles; (ii) the Fund’s and/or the Other Clients’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (iii) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients; (iv) liquidity considerations of the Fund and the Other Clients, including during a ramp-up or wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) legal, tax, accounting, political, national security and other consequences; (vi) regulatory or contractual restrictions or consequences (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other GSO Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (ix) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available to the Fund and all Other Clients; (xiii) available capital of the Fund and the Other Clients, (xiv) primary and permitted investment strategies and objectives of the Fund and the Other Clients, including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts with similar investment strategies and objectives), (xv) sourcing of the investment, (xvi) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment, (xvii) expected investment return, (xviii) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows), (xix) capital expenditure required as part of the investment, (xx) portfolio diversification concerns (including, but not limited to, whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question), (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment), and (xxii) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if GSO determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund.

In addition, GSO has received an exemptive order from the SEC that permits certain existing and future funds regulated under the 1940 Act (each, a “Regulated Fund”), among other things, to co-invest with certain other persons, including certain affiliates of GSO, and certain funds managed and controlled by GSO and its affiliates, including the Fund, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within the investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Fund and such Regulated Fund(s) exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Fund and such Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the exemptive order, which may result in allocation to the Fund in an amount less than what it would otherwise have been if such Regulated Fund(s) did not participate in such investment opportunity. The exemptive order also restricts the ability of the Fund (or any other GSO fund) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms. As a result, the Fund may be unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and GSO could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments involving the Fund and any Regulated Funds, any of which may impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Fund.

Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed energy) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by GSO will be allocated in accordance with Blackstone’s and GSO’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and GSO believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from GSO and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than GSO will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from GSO, the Fund and Other GSO Clients.

When GSO determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or GSO provides the opportunity or offers the opportunity to Other Clients, Blackstone or GSO, including their personnel (including GSO personnel), may receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to GSO. As a result, GSO (including GSO personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or GSO may earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

GSO makes good faith determinations for allocation decisions based on expectations that may prove inaccurate. Information unavailable to GSO, or circumstances not foreseen by GSO at the time of allocation, may cause an investment opportunity to yield a different return than expected. Conversely, an investment that GSO expects to be consistent with the Fund’s objectives may fail to achieve them.

The Adviser may, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Fund to common shareholders, Other Clients, and investors of such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Adviser’s discretion, subject to the Fund’s exemptive relief. From time to time, GSO may form one or more funds or accounts to co-invest in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors in GSO’s discretion pursuant to the Fund’s exemptive relief.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or GSO may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or GSO may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or common shareholders. This means that co-investment opportunities that are sourced by the Fund may be allocated to investors that are not common shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

Certain Investments Inside the Fund’s Strategy that are not Pursued by the Fund. Under certain circumstances, Blackstone or GSO may determine not to pursue some or all of an investment opportunity within the Fund’s strategy, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective obligors or portfolio companies or Blackstone. In addition, GSO may determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by GSO in its sole discretion, or the investment is not appropriate for the Fund for other reasons as determined by GSO in its sole discretion. In any such case Blackstone or GSO could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or common shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by a different Blackstone or GSO business group with a different investment committee, which could determine an investment opportunity to be more attractive than GSO believes to be the case. In any event, there can be no assurance that GSO’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and GSO, including their personnel, may receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to GSO. In some cases, Blackstone or GSO earns greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Cross Transactions. Situations may arise where certain assets held by the Fund may be transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act.

Fund Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Investments in Portfolio Companies Alongside Other Clients. From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law and/or any applicable SEC-granted order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest may still arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles may not be the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and GSO, as a result, may have conflicting goals with respect to the price and timing of disposition opportunities. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times and on different terms.

Firm Involvement in Financing of Third Party Dispositions by the Fund. The Fund may from time to time dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund may give rise to potential or actual conflicts of interest.

Material, Non-Public Information. GSO will come into possession of confidential information with respect to an Issuer. GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act for the Fund upon any such information. Therefore, the Fund may not have access to confidential information in the possession of GSO that might be relevant to an investment decision to be made for the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other GSO Clients, may choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of confidential information with respect to an issuer. GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Break-up and other Similar Fees. Break-up or topping fees with respect to the Fund’s investments can be paid to GSO. Alternatively, the Fund could receive the break-up or topping fees directly. Break-up or topping fees paid to GSO or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by GSO to be appropriate in the circumstances. Generally, GSO would not allocate break-up or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment vehicle unless such person would also share in broken deal expenses related to the potential investment. In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, and other similar fees and annual retainers (whether in cash or in kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the common shareholders and will not reduce the management fee payable by the Fund.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated). GSO is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, travel and entertainment expenses incurred, costs of negotiating co-investment documentation, and legal, accounting, tax and other due diligence and pursuit costs and expenses. Any such broken deal expenses could, in the sole discretion of GSO, be allocated solely to the Fund and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. In the event broken deal expenses are allocated to an Other Client or a co-investment vehicle, GSO may advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their obligors/portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its obligors, such as fees for asset and property management; investment management, underwriting, syndication or refinancing of a loan or investment; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; investment banking and capital markets services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage; solutions and risk management services; data extraction and management products and services; and other products and services. Such parties will also provide products and services for fees to the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties, as well as third parties. Through its Innovations group, Blackstone incubates businesses that can be expected to provide goods and services to the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their obligors/portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its obligors would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or common shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its obligors. The Fund and its obligors will incur expense in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties may also receive compensation in connection with referrals and related activities of such business incubated by the Blackstone Innovations group.

GSO, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, GSO, Other Clients and their portfolio companies, and their affiliates, personnel and related parties may acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

GSO does not have any obligation to ensure that fees for products and services contracted by the Fund or its obligors are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities GSO may not be aware of every commercial arrangement between the Fund and its obligors, on the one hand, and the Firm, Other Clients and their obligors/portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and common shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by GSO, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities.”)

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its obligors, or otherwise in arranging financing (including loans) for such obligors or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There may also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate or broker for the Fund or its obligors, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company and purchase securities from or sell securities to the Fund, Other Clients or obligors/portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund or its obligors, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its obligors or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to the Fund generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. The Board, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board believes that such transactions are appropriate for the Fund and, by investing in Common Shares, a common shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.

When Blackstone serves as underwriter with respect to securities of the Fund or its obligors, the Fund and such obligors could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the “lock-up.” This may prejudice the ability of the Fund and its obligors to dispose of such securities at an opportune time. In addition, Blackstone Capital Markets may serve as underwriter in connection with the sale of securities by the Fund or its obligors. Conflicts may arise because such engagement would result in Blackstone Capital Markets receiving selling commissions or other compensation in connection with such sale. (See also “—Obligor/Portfolio Company Relationships Generally” below.)

PJT Partners Inc. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its obligors, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel involved in financial and strategic advisory services at PJT, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone may influence GSO to select or recommend PJT to perform services for the Fund or its obligors, the cost of which will generally be borne directly or indirectly by the Fund. Given that PJT is no longer an affiliate of Blackstone, GSO and its affiliates will be free to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT.

Obligor/Portfolio Company Relationships Generally. The Fund’s obligors are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Clients for the provision of goods and services, purchase and sale of assets and other matters. Although the Firm may determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, such agreements, transactions or other arrangements may not have otherwise been entered into but for the affiliation with GSO and/or Blackstone. These agreements, transactions or other agreements involve fees, commissions, servicing payments and/or discounts to GSO, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Fund). For example, the Firm may cause, or offer the opportunity to, portfolio companies to enter into agreements regarding group procurement (such as the group purchasing organization), benefits management, purchase of title and/or other insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements may be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board and/or the common shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund may not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Fund and/or its obligors. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) may not recognize the segregation of assets and liabilities as between separate entities and may permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its obligors may be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

Certain portfolio companies may have established or invested in, or may in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which may not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, may compete with the Fund for investment opportunities. Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). In addition, the Fund may hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that may have adverse consequences on the Fund and/or its other obligors.

In addition, the Firm has also entered into an investment management arrangement whereby it provides investment management services to Fidelity & Guaranty Life Insurance Company (a portfolio company of certain Other Clients), which will involve investments across a variety of asset classes (including investments that may otherwise be appropriate for the Fund), and in the future the Firm may enter into similar arrangements with other portfolio companies. Such arrangements may reduce the allocations of investments to the Fund, and the Firm may be incentivized to allocate investments away from the Fund to the counterparties to such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to the Firm relative to the terms of the Fund.

Further, obligors with respect to which the Fund may elect members of the board of directors may, as a result, subject the Fund and/or such directors to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this may not always be the case. This may create conflicts of interest between the relevant director’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although GSO will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Obligor/Portfolio Company Service Providers and Vendors. Subject to applicable law, the Fund, Other Clients, obligors/portfolio companies of each of the foregoing and GSO can be expected to engage obligors/portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounting/audit (including valuation support services), account management, insurance, procurement, placement, brokerage, consulting, cash management, corporate secretarial services, domiciliation, data management, directorship services, finance/budget, human resources, information technology/systems support, internal compliance/KYC, judicial processes, legal, operational coordination (i.e., coordination with JV partners, property managers), risk management, reporting, tax, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services); (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager) of operational services); (d) operational services (i.e., general management of day to day operations); (e) risk management (tax and treasury); (f) insurance procurement, placement, brokerage and consulting services; and (g) other services. Similarly, GSO, Other Clients and their portfolio companies can be expected to engage obligors of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by GSO from time to time and vice versa. Fees paid by the Fund or its obligors to the other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund.

Obligors/portfolio companies of the Fund and Other Clients that can be expected to provide services to the Fund and its obligors include, without limitation, the following, and may include additional obligors that may be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund or its obligors.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Fund and its obligors.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production and may provide goods and services for the Fund and its obligors.

Refinitiv. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). Refinitiv operates a pricing service that provides valuation services and provides goods and services for the Fund and its obligors.

Blackstone through one or more of its funds has committed to a minority investment in Kryalos, an operating partner in certain investments made by Other Clients, and expects that Kryalos will perform services after the investment has closed for the Fund and Other Clients and receive compensation as described below.

The Fund and its obligors will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. The incentive based compensation paid with respect to a portfolio company or asset of the Fund or Other Clients will vary from the incentive based compensation paid with respect to other portfolio companies and assets of the Fund and Other Clients; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio companies relative to others, and the performance of certain assets and portfolio companies may provide incentives to retain management that also service other assets and portfolio companies. Some of these service providers and vendors owned or controlled by the Fund or Other Clients will charge the Fund and its obligors for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its obligors to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out and winding-down a portfolio company; taxes; and other operating and capital expenditures. Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period, and therefore the Fund could pay more than its pro rata portion of fees for services. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis. There can be no assurance that a different manner of allocation would result in the Fund and its obligors bearing less or more costs and expenses. GSO will not always perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and GSO can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its obligors generally will not be reimbursed for any costs (such as start-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by GSO from time to time and vice versa. Fees paid by the Fund or its obligors to these service providers do not the offset or reduce the management fee payable to the Adviser.

Service Providers, Vendors and Other Counterparties Generally. Certain third party advisors and other service providers and vendors to the Fund and its obligors (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above may be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities may indirectly benefit the Firm, the Other Clients and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its obligors could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its obligors for the same services. However, legal fees for unconsummated transactions are often charged at a discount rate, such that if the Fund and its obligors consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their obligors/portfolio companies, the shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their obligors/portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its obligors are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its obligors can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their obligors/portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on the volume of transactions in the aggregate or other factors.

Subject to applicable law, the Fund, Other Clients and their obligors/portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will provide services. In some of these cases, the third party joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their obligors/portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm may, from time to time, encourage service providers to funds and investments to use, at market rates and/or on arm’s length terms, the Firm-affiliated service providers in connection with the business of the Fund, obligors/portfolio companies, and unaffiliated entities. This practice provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers.

Certain obligors/portfolio companies that provide services to the Fund, Other Clients and/or obligors/portfolio companies or assets of the Fund and/or Other Clients may be transferred between and among the Fund and/or Other Clients (where the Fund may be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for GSO.

Firm Affiliated Service Providers. Certain of the Fund’s, the Firm’s and/or obligor/portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments to such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest such as those described above.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain Investments, include:

•	BPM. Blackstone Property Management is a Blackstone affiliate that may provide property management, leasing oversight, corporate services (including accounting and reporting), development and construction management, and transaction support services to any of the Fund’s investment properties primarily located in the United Kingdom and continental Europe.

•	Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not reduce the management fee payable by the Fund.
•	LNLS. Blackstone wholly owns a leading national title agency, Lexington National Land Services (“LNLS”), a title agent company. LNLS may act as an agent for one or more underwriters in issuing title policies and/or providing support services in connection with investments by the Fund, Other Clients and third parties. LNLS focuses on transactions in rate-regulated U.S. states where the cost of title insurance is non-negotiable. LNLS will not perform services in nonregulated U.S. states for the Fund and Other Clients unless (i) in the context of a portfolio transaction that includes assets in rate-regulated U.S. states, (ii) as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, (iii) when a third party is paying all or a material portion of the premium or (iv) when providing only support services to the underwriter and not negotiating the title policy or issuing it to the insured. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating the placement of title insurance with underwriters. Blackstone receives distributions from LNLS in connection with investments by the Fund based on its equity interest in LNLS. In each case, there will be no related reduction in management fees. As a result, while Blackstone believes that venture will provide services at or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that would incentivize Blackstone to engage LNLS over a third party.
•	Refinitiv. See “—Obligor/Portfolio Company Service Providers and Vendors.”

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, GSO and, if required by applicable law, the Board, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include GSO’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by GSO to be appropriate under the circumstances (i.e., rates that fall within a range that GSO has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms). In respect of benchmarking, while GSO often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by GSO affiliates in the applicable market or certain similar markets, relevant comparisons may not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets may receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. Finally, in certain circumstances GSO may determine that third party benchmarking is unnecessary, either because the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because GSO has access to adequate market data to make the determination without reference to third party benchmarking. For example, certain portfolio companies may enter into an employer health program arrangement or similar arrangements with Equity Healthcare, a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, Equity Healthcare is able to negotiate pricing terms from providers that are believed to be more favorable than the companies could obtain for themselves on an individual basis. The payments made to Blackstone in connection with Equity Healthcare, group purchasing, insurance and benefits management will not reduce the management fee payable to the Adviser.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), GSO and/or Blackstone or their respective affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, advisers and service providers may provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their obligors/portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or GSO. Similarly, Blackstone, GSO, each of their respective affiliates, the Fund, the Other Clients and/or their obligors/portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their obligors/portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Transactions with Portfolio Companies. The Firm and obligors/portfolio companies of the Fund and Other Clients provide products and services to or otherwise contract with the Fund and its obligors, among others. In the alternative, the Firm may form a joint venture with such a company to implement such referral arrangement. For example, such arrangements may include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, risk management services, data management services, consulting services, brokerage services, insurance procurement, placement, brokerage and consulting services, and other services) to obligors of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective obligors/portfolio companies and personnel and related parties of the foregoing may make referrals or introductions to obligors/portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions may result in financial benefits, such as additional equity ownership and/or milestones benefitting the referring or introducing party that are tied or related to participation by the obligors/portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction. The Fund and the common shareholders will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its obligors. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There may, however, be instances in which the applicable arrangements provide that the Fund or its obligors share in some or all of any resulting financial incentives (including, in some cases, equity ownership) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its obligors is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, additional equity ownership) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, equity ownership) may be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm may also enter into commercial relationships with third party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm may enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which may include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. Even though the Firm may benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses that provide services to or otherwise contract with portfolio companies. Blackstone and GSO have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or GSO may also make referrals and/or introductions to portfolio companies (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or GSO that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from obligors of the Fund and/or portfolio companies of Other Clients. (See “—Data.”) These arrangements may be entered into without the consent or direct involvement of the Fund. The Fund and the common shareholders will not share in any fees or economics accruing to Blackstone and/or GSO as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm may negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Fund and its obligors may lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to be at market rates. Blackstone may confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of market given the scale of Blackstone’s real estate business. Blackstone will nonetheless have conflicts of interest in making these determinations. There can be no assurance that the Fund and its obligors will lease to or from any such related parties on terms as favorable to the Fund and its obligors as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While GSO generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund (other than alternative investment vehicles) and/or the Other Clients may require or prefer facing only one fund entity or group of entities, which may result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable partnership agreements or other governing documents thereof), which in each case may result in the Fund, such Other Clients, such portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms may be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool.

Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple obligors of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) obligors of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount may vary depending upon the type of financing or refinancing (e.g., cushions for refinancings may be smaller)). The obligor/portfolio companies of the Fund and Other Clients benefiting from a financing may enter into a back-to-back or other similar reimbursement agreements to ensure no obligor/portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the obligors/portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Joint Venture Partners. The Fund will from time to time enter into one or more joint venture arrangements with third party joint venture partners. Investments made with joint venture partners will often involve performance-based compensation and other fees payable to such joint venture partners, as determined by the Adviser in its sole discretion. The joint venture partners could provide services similar to those provided by the Adviser to the Fund. Yet, no compensation or fees paid to the joint venture partners would reduce the management fees payable by the Fund. Additional conflicts would arise if a joint venture partner is related to the Firm in any way, such as a limited partner investor in, lender to, a shareholder of, or a service provider to the Firm, the Fund, Other Clients, or their respective obligors/portfolio companies, or any affiliate, personnel, officer or agent of any of the foregoing.

Group Procurement; Discounts. The Fund (subject to applicable law) and certain portfolio companies will enter into agreements regarding group procurement (such as CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which may include brokerage and/or placement thereof, and will from time to time be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention) from a third party or an affiliate of GSO and/or Blackstone, and other operational, administrative or management related initiatives. The Firm will allocate the cost of these various services and products purchased on a group basis among the Fund, Other Clients and their obligors/portfolio companies. Some of these arrangements result in commissions, discounts, rebates or similar payments to GSO and/or Blackstone or their affiliates (including personnel), or Other Clients and their portfolio companies, including as a result of transactions entered into by the Fund and its obligors and/or related to a portion of the savings achieved by the obligors. Such commissions or payment will not reduce the management fee. The Firm may also receive consulting or other fees from the parties to these group procurement arrangements. To the extent that a portfolio company of an Other Client is providing such a service, such portfolio company and such Other Client will benefit. Further, the benefits received by a particular portfolio company providing the service may be greater than those received by the Fund and its obligors receiving the service. Conflicts exist in the allocation of the costs and benefits of these arrangements, and common shareholders rely on the Adviser to handle them in its sole discretion.

Diverse Shareholder Group. The common shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The common shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and GSO that may participate in the same investments as the Fund. The conflicting interests of individual common shareholders with respect to other common shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments. As a consequence, conflicts of interest may arise in connection with the decisions made by the Adviser or GSO, including with respect to the nature or structuring of investments that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the common shareholders in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser or GSO will consider the investment and tax objectives of the Fund and the common shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or GSO) as a whole, not the investment, tax or other objectives of any common shareholder individually.

In addition, certain common shareholders also may be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable SEC-granted order. common shareholders also may include affiliates of the Firm, such as Other Clients, affiliates of obligors/portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons may also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and common shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as common shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm may have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Fund or its obligors will be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a common shareholder or an affiliate of a common shareholder. Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such common shareholders described in the previous sentences may therefore have different information about the Firm and the Fund than common shareholders not similarly positioned. In addition, conflicts of interest may arise in dealing with any such common shareholders, and the Adviser and its affiliates may not be motivated to act solely in accordance with its interests relating to the Fund. Similar information disparity may occur as a result of common shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain common shareholders may periodically request from the Adviser information regarding the Fund, its investments and/or obligors that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all common shareholders. In such circumstances, the Adviser may provide such information to such common shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all common shareholders (although the Adviser will generally provide the same information upon request and treat common shareholders equally in that regard). As a result, certain common shareholders may have more information about the Fund than other common shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all common shareholders seek, obtain or process the same information regarding the Fund, its investments and/or obligors. Therefore, certain common shareholders may be able to take actions on the basis of such information which, in the absence of such information, other common shareholders do not take. Furthermore, at certain times the Firm may be restricted from disclosing to the common shareholders material non-public information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, may also be common shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and may receive information about the Fund and its obligors in their capacity as a service provider or vendor to the Fund and its obligors.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the common shareholders.

The 1940 Act may limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A common shareholder shall be entitled to and may have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its obligors, and may engage in transactions with, and provide services to, the Fund or its obligors (which may include providing leverage or other financing to the Fund or its obligors as determined by the Adviser in its sole discretion). None of the Fund, any common shareholder or any other person shall have any rights by virtue of the Fund’s operative documents in any business ventures of any common shareholder. The common shareholder, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance. The Fund will purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, GSO and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any) and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, GSO and/or Blackstone on a fair and reasonable basis, subject to approval by the Board.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

Portfolio Manager Compensation as of June 30, 2020

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

Dollar Range of Securities Owned as of June 30, 2020.

Portfolio Manager	Dollar Range of the Registrant’s Securities Owned by the Portfolio Manager(1)
Robert Post	None

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001_$1,000,000 or over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable to this Report.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 4, 2020

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 4, 2020

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2020